SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       BANKERS TRUST NEW YORK CORPORATION
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

[LOGO OMITTED]
FRANK N. NEWMAN, CHAIRMAN OF THE BOARD

                                                                  March 10, 1997

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders, to be held at 3:00 P.M. on Tuesday, April 15, 1997, at One Bankers Trust Plaza (130 Liberty Street), New York, New York.

   We are asking you to vote for the election of directors, for the ratification and appointment of the independent auditor and for the approval of the 1997 Stock Option and Stock Award Plan, as described in the attached Notice of Meeting and Proxy Statement.

   These matters, together with three stockholder proposals that may be brought before the meeting, are more fully described in the accompanying Proxy Statement. For the reasons set forth in the Proxy Statement, your Board of Directors and Management recommend a vote FOR items 1, 2 and 3 and AGAINST items 4, 5, and 6, as set forth in the enclosed proxy card.

   It is important that your shares be represented at the meeting, whether or not you are able to personally attend. Accordingly, I urge you to sign and date the enclosed proxy card and return it in the enclosed envelope as promptly as possible.

   Thank you for your interest in the Corporation's affairs.

                                             Sincerely,


                                             /s/ Frank Newman

[LOGO OMITTED]

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
APRIL 15, 1997

   The Annual Meeting of Stockholders of Bankers Trust New York Corporation (a New York corporation) will be held at One Bankers Trust Plaza (130 Liberty Street), New York, New York, on Tuesday, April 15, 1997, at 3:00 P.M., for the following purposes:

1.   to elect directors;

2. to ratify the appointment of KPMG Peat Marwick LLP as the independent auditor for 1997;

3.   to approve the 1997 Stock Option and Stock Award Plan; and

4. to consider and act upon three stockholder proposals, if introduced at the meeting, as described in the attached Proxy Statement;

and to transact such other business as may properly come before the meeting or adjournments thereof.

   The Board of Directors has fixed the close of business on February 28, 1997, as the time as of which stockholders of record of Bankers Trust New York Corporation who are entitled to notice of and to vote at such meeting shall be determined.

                                   By order of the Board of Directors


                                   /s/ James T. Byrene, Jr.

                                   JAMES T. BYRNE, JR.
                                   Secretary

280 Park Avenue
New York, New York 10017
March 10, 1997

                                   ----------

                            YOUR VOTE IS IMPORTANT

WE ENCOURAGE YOU TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

PROXY STATEMENT

   This statement is submitted in connection with the solicitation of proxies by and on behalf of the Board of Directors and Management of Bankers Trust New York Corporation (the "Corporation"), 280 Park Avenue, New York, New York 10017, for the Annual Meeting of Stockholders on April 15, 1997, or adjournments thereof (the "Annual Meeting"). There were outstanding at the close of business on the record date, February 28, 1997, 78,112,085 shares of the common stock of the Corporation (the "Common Stock") entitled to vote at this meeting, each share being entitled to one vote. Only stockholders whose names appear of record on the books of the Corporation at that time will be entitled to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote constitutes a quorum for the Annual Meeting. This Proxy Statement and the enclosed proxy card were mailed commencing on or about March 10, 1997.


   If a stockholder is a participant in the Corporation's Dividend Reinvestment and Common Stock Purchase Plan, the proxy card sent to such participant will represent both the number of shares registered in the participant's name and the number of shares (excluding fractional shares) credited to the participant's Dividend Reinvestment Plan account as of the record date, and all such shares will be voted in accordance with the instructions on the proxy card.

   Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Annual Meeting, but will not be counted as voting in respect of any matter as to which abstinence is indicated. Proxies returned by brokers as "non-votes" on behalf of shares held in street name because beneficial owners' discretion has been withheld as to one or more matters on the agenda for the Annual Meeting will be treated as present only for purposes of determining a quorum for the Annual Meeting; such shares will not be counted for any purpose as to the matters for which a non-vote is indicated on the broker's proxy.

PART I. ELECTION OF DIRECTORS

   The directors of the Corporation are elected annually to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and duly qualified. Directors are elected by a plurality of the votes cast. It is intended that the shares represented by the enclosed proxy will be voted for each of the nominees listed herein unless authority to vote for the election of directors is withheld. In the event that any of such nominees unexpectedly shall be unable to serve as a director, it is intended that the enclosed proxy will be voted for such person or persons as shall be nominated by the Board's Committee on Directors.


   Jon M. Huntsman, who has served as a director of the Corporation and Bankers Trust Company, its principal subsidiary (the "Bank"), since 1991, will not stand for reelection at the Annual Meeting.

   Following are the nominees, all of whom are currently directors of the Corporation and were elected to their present terms of office at the 1996 Annual Meeting of Stockholders, except for Donald L. Staheli and Paul A. Volcker, who were elected as directors of the Corporation and Bankers Trust Company in July and September, 1996, respectively. Information concerning each of the nominees, showing the year when first elected as a director, the age, principal occupation and principal affiliations, is as follows:

     Nominees And Year
        Each Became
        A Director                                 Principal Occupation And Other Information
--------------------------  ---------------------------------------------------------------------------------------
                            DIRECTOR OF VARIOUS CORPORATIONS.  Director of Bankers Trust Company. Retired senior vice president and director,  International  Business Machines  Corporation.  Also a
                            director of Computer Task Group,  Phillips Petroleum Company,  Caliber Systems, Inc.
                            (formerly Roadway Services, Inc.), Rohm and Haas Company and Tig Holdings;  Chairman
                            emeritus of Amherst College; and chairman of the Colonial  Williamsburg  Foundation.
                            Age 68.

George B. Beitzel
      1977
                            DIRECTOR, INSTITUTE FOR ADVANCED STUDY. Director of Bankers Trust Company. Chairman,
                            Committee on Science,  Engineering  and Public  Policy of the National  Academies of
                            Sciences and Engineering & the Institute of Medicine;  member,  National  Academy of
                            Sciences,  American Academy of Arts and Sciences and American Philosophical Society;
                            member and  chairman  of the  Nominations  Committee  and  Committee  on Science and
                            Engineering Indicators, National Science Board; and trustee of North Carolina School of Science and Mathematics and the Woodward  Academy.  Former member of the board of directors, Research Triangle Institute. Age 58.
Phillip A. Griffiths
      1994

                            CHAIRMAN EMERITUS, J.C. PENNEY COMPANY, INC. Director of Bankers Trust Company. Also
                            a director of Exxon Corporation,  Halliburton Company,  Warner-Lambert  Company, The
                            Williams  Companies,  Inc. and the National  Retail  Federation.  Age 61.
William R.Howell
      1986

                            SENIOR PARTNER, AKIN, GUMP, STRAUSS, HAUER & FELD, LLP, ATTORNEYS-AT-LAW, WASHINGTON
                            D.C. AND DALLAS, TEXAS.  Director of Bankers Trust Company.  Former president of the
                            National Urban League, Inc. Also a director of American Express Company,  Dow-Jones,
                            Inc., J.C. Penney Company, Inc., Revlon Group Incorporated, Ryder System, Inc., Sara
                            Lee Corporation,  Union Carbide Corporation and Xerox Corporation;  and a trustee of
                            Brookings Institution, The Ford Foundation and Howard University. Age 61.
Vernon E. Jordan, Jr.
      1972
                                                        2




     Nominees And Year
        Each Became
        A Director                                 Principal Occupation And Other Information
--------------------------  ---------------------------------------------------------------------------------------

                            RETIRED CHAIRMAN AND CHIEF EXECUTIVE OFFICER,  PHILIP MORRIS COMPANIES INC. Director
                            of Bankers Trust Company.  Also a director of The News Corporation  Limited and Sola
                            International Inc., and chairman of WPP Group plc. Age 70.
Hamish Maxwel
    1984

                            CHAIRMAN OF THE BOARD,  CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE CORPORATION AND
                            BANKERS TRUST COMPANY. Director of Bankers Trust Company. Former deputy secretary of the United  States  Treasury  and former vice  chairman of the board and director of
                            BankAmerica Corporation and Bank of America NT&SA. Also a director of Carnegie Hall.
                            Age 54.
Frank N. Newman
     1995

                            INVESTOR.  Director of Bankers Trust Company.  Former co-chief  executive officer of
                            Time  Warner  Inc.  Also a  director  of  Boston  Scientific  Corporation  and Xerox
                            Corporation. Age 57.
N.J. Nicholas Jr.
      1989

                            CHAIRMAN AND CHIEF EXECUTIVE  OFFICER,  THE PALMER GROUP.  Director of Bankers Trust
                            Company.  Former Dean of The Wharton School,  University of Pennsylvania  and former chief  executive  officer of Touche  Ross & Co.  (now  Deloitte  &  Touche).  Also a
                            director  of  Allied-Signal  Inc.,  Federal  Home  Loan  Mortgage  Corporation,  GTE
                            Corporation,  The May  Department  Stores Company and Safeguard  Scientifics,  Inc.;
                            member,  advisory  board of the  Controller  General  of the  United  States;  and a
                            trustee, the University of Pennsylvania. Age 62.
Russell E. Palmer
      1988

                                                       3

     Nominees And Year
        Each Became
        A Director                                 Principal Occupation And Other Information
--------------------------  ---------------------------------------------------------------------------------------
                            CHAIRMAN  OF THE BOARD AND  CHIEF  EXECUTIVE  OFFICER,  CONTINENTAL  GRAIN  COMPANY.
                            Director of Bankers Trust Company.  Also a director of  ContiFinancial  Corporation,
                            Prudential  Life  Insurance  Company  of  America,  Fresenius  Medical  Care,  A.g.,
                            America-China  Society,  National Committee on United States-China Relations and the
                            New York City Partnership;  chairman of the U.S.-China Business Council,  Council on
                            Foreign  Relations and the National  Advisory Council of Brigham Young  University's
                            Marriott School of Management;  vice chairman of The Points of Light Foundation; and
                            a trustee of the American Graduate School of International Management. Age 65.
Donald L. Staheli
      1996

                            FORMER  VICE  PRESIDENT,   THE  EDNA  MCCONNELL   CLARK   FOUNDATION  (A  CHARITABLE
                            FOUNDATION).  Director of Bankers Trust Company.  Also a director of CVS Corporation and of the Community  Foundation for Palm Beach and Martin  Counties,  and a trustee emerita of Cornell University. Age 68.
Patricia Carry Stewart
      1977

                            VICE  CHAIRMAN OF THE  CORPORATION  AND BANKERS TRUST  COMPANY.  Director of Bankers
                            Trust Company.  Also a director of Alicorp S.A., Northwest Airlines,  Private Export
                            Funding  Corp.,  the New York State Banking Board and St.  Lukes-Roosevelt  Hospital
                            Center;  a partner of New York City  Partnership;  and chairman,  Wharton  Financial
                            Services Center. Age 61.
George J. Vojta
     1992

                            DIRECTOR OF VARIOUS CORPORATIONS. Director of Bankers Trust Company. Former Chairman
                            and Chief  Executive  Officer of Wolfensohn & Co.,  Inc. and former  Chairman of the
                            Board of Governors of the Federal  Reserve  System.  Also a director of the American
                            Stock  Exchange,  Nestle S.A.,  Prudential  Insurance  Company and UAL  Corporation;
                            chairman  of Group of 30;  North  American  Chairman of the  Trilateral  Commission;
                            co-chairman  of Bretton  Woods  Committee and  U.S./Hong  Kong Economic  Cooperation
                            Committee;  director of American Council on Germany, the Aspen Institute, Council on
                            Foreign  Relations,  and The Japan Society;  trustee of The American  Assembly;  and member of Senior Advisory Board of The Arthritis Foundation. Age 69.
 Paul A. Volcker
     1996

                SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT


                     NAME OF BENEFICIAL              AMOUNT AND NATURE            PERCENT OF
 TITLE OF CLASS             OWNER              OF BENEFICIAL OWNERSHIP(1,2)        CLASS(3)
----------------  ------------------------ ------------------------------------ -------------
Common Stock ...  Beitzel, George B.                6,465 (D)
                                                    6,000 (I)(As Trustee)
Common Stock ...  Daniel, Richard H.               53,305 (D)(4,5)
Common Stock ...  de Balmann, Yves C.             197,327 (D)(4,5,6)
Common Stock ...  Doherty, R. Kelly               159,386 (D)(4,5,6)
                                                    1,753 (I)(EBP)
Common Stock ...  Griffiths, Phillip A.             1,400 (D)
Common Stock ...  Howell, William R.                2,275 (D)
Common Stock ...  Huntsman, Jon R.                 17,400 (D)
Common Stock ...  Jordan, Vernon E. Jr.             7,185 (D)
Common Stock ...  Maxwell, Hamish                   5,714 (D)
Common Stock ...  Newman, Frank N.                 95,854 (D)(4,5)
Common Stock ...  Nicholas, N.J. Jr.                3,100 (D)
Common Stock ...  Palmer, Russell E.                3,600 (D)
Common Stock ...  Staheli, Donald L.                  600 (D)
Common Stock ...  Stewart, Patricia C.              5,900 (D)
Common Stock ...  Virtue, James E.                114,196 (D)(4,5)
Common Stock ...  Vojta, George J.                341,951 (D)(4,5)
                                                       43 (I)(EBP)
Common Stock ...  Volcker, Paul A.                291,354 (D)
Common Stock ...  Directors and Executive       2,547,598 (D)(7)               3.1%
                  Officers as a group               6,000 (I)(As Trustee)
                                                    9,735 (I)(EBP)


     (1) Ownership as of February 28, 1997. Shares of common stock have been rounded to the nearest full share.

     (2) As denoted next to share amount:  (D) represents  shares directly held;
(I) represents shares indirectly held; and (EBP) represents shares held in the Corporation's Qualified Employee Benefit Plans and/or in the Corporation's Employee Stock Ownership Plan.

     (3) Based on February 28, 1997, outstanding securities of 78,112,085 and exercisable options of 3,507,159, the number of shares of Common Stock owned by any member of Management constitutes less than 1% of the total outstandings of the class.

     (4)  Includes  options now  exercisable  and those that become  exercisable
within  60  days  for  the  following:   Daniel--20,000;   de   Balmann--95,000;
Doherty--55,000; Newman--50,000; Virtue--58,000; and Vojta--161,864.

     (5) Includes vested (non-forfeitable) shares which are mandatorily deferred for 5 years (commencing with the end of the performance year) under PEP (as defined on page 10), a component of the 1991 and 1994 Stock Option and Stock Award Plans, for the following: Daniel--23,305; de Balmann--100,834; Doherty--102,892; Newman--45,854; Virtue--26,196; and Vojta--80,984.

     (6) Includes vested (non-forfeitable) shares which are deferred for three years (commencing with the end of the performance year) under EPP (as defined on page 11) for the following: de Balmann--1,493; and Doherty--1,493.

     (7) Includes 1,114,864 options that will be exercisable within 60 days and 844,271 vested shares under PEP.

             SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's executive officers and directors and holders of more than 10% of the Corporation's Common Stock to file initial reports of ownership and reports of changes in ownership of the Common Stock with the Securities and Exchange Commission ("SEC"). Executive officers, directors and holders of more than 10% of the Common Stock are required by SEC regulations to furnish the Corporation with copies of all such forms.


   Based on a review of the copies of such forms furnished to the Corporation and written representations from the Corporation's executive officers and directors, the Corporation believes that in 1996 all Section 16(a) requirements applicable to its executive officers and directors were met.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS



                                                               (3)
      (1)                      (2)                    AMOUNT AND NATURE OF      (4)
   TITLE OF            NAME AND ADDRESS OF                 BENEFICIAL         PERCENT OF
     CLASS              BENEFICIAL OWNER                    OWNERSHIP            CLASS
                --------------------------------      -------------------- ----------------


Common Stock    The Capital Group Companies, Inc.     5,704,800(a)         7.0%
                333 South Hope Street
                Los Angeles, CA 90071


Common Stock    Putnam Investments, Inc.              4,273,401(b)         5.3%
                One Post Office Square
                Boston, MA 02109



   (a) In a Schedule 13G filed under the Exchange Act, The Capital Group of Companies, Inc. disclosed that, as of December 31, 1996, it had sole investment power with respect to all of said shares and sole voting power with respect to 153,200 of said shares; that the shares were acquired in the ordinary course of business, were not acquired for the purpose of, and do not have the effect of, changing or influencing the control of the Corporation; and that the shares were not acquired in connection with or as a participant in any transaction having such purpose or effect.


   (b) In a Schedule 13G filed under the Exchange Act, Putnam Investments, Inc. disclosed that, as of December 31, 1996, it had shared investment power with respect to all of said shares and shared voting power with respect to 36,000 of said shares; that the shares were acquired in the ordinary course of business, were not acquired for the purpose of, and do not have the effect of, changing or influencing the control of the Corporation; and that the shares were not acquired in connection with or as a participant in any transaction having such purpose or effect.

INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS AND THEIR ASSOCIATES IN TRANSACTIONS WITH THE CORPORATION

   Some  of  the  Corporation's  directors  and  executive  officers  and  their associates, including affiliates and related interests, are customers of the Corporation and/or subsidiaries of the Corporation and some of the Corporation's directors and executive officers and their associates, including affiliates and related interests, are directors or officers of, or investors in, corporations or members of partnerships or have an interest in other entities which are customers of the Corporation and/or such subsidiaries. As such customers, they have had transactions in the ordinary course of business with the Corporation and/or such subsidiaries, including borrowings, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features.

   During 1996, the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP, of which Vernon E. Jordan, Jr. is a senior partner, performed legal services for a subsidiary of the Corporation, for which that firm was paid its usual and customary fees, and is expected to perform services for a subsidiary in 1997.

   In June of 1996, Paul A. Volcker, who became a member of the Board of Directors of the Corporation and the Bank on September 16, 1996, entered into a consulting arrangement with the Corporation. Pursuant to the arrangement, Mr. Volcker was paid a consultancy fee of $500,000 for the year ended December 31, 1996. In addition, up to $200,000 was made available for setting up an office and for hiring an assistant. Fees for subsequent years will be mutually agreed upon at the beginning of each such year. Under the terms of the consulting arrangement, Mr. Volcker agreed that he would not become an officer, director or partner of an existing investment or commercial banking firm engaged in significant merger and acquisition activities or having more than $25 million in capital. Also, he would not associate with any newly established company engaging in substantial merger and acquisition activities other than in conjunction with the Corporation. After December 31, 1996, and prior to June 30, 1998, Mr. Volcker will not join any investment or commercial banking firm with capital of $100 million or more and in significant competition with the Corporation. In the event that he does participate in another firm, he further agreed to make a good faith effort to refer clients to the Corporation for the execution of merger and acquisition or financing transactions.


EXTENSION OF DIRECTORS AND OFFICERS LIABILITY INSURANCE POLICY

   The Directors and Officers Liability Insurance Policy, which the Corporation has maintained since June 1, 1972, was extended on June 1, 1996 to July 1, 1997. This policy will reimburse the Corporation and/or any of its subsidiaries for certain payments they may be required to make in indemnifying their directors and officers, and covers directors and officers against certain liabilities and expenses for which they may not or cannot be indemnified by the Corporation. The policy also includes coverage for a director or an officer who serves as a director of a non-subsidiary corporation at the request of the Corporation. The policy is written by National Union Fire Insurance Company of Pittsburgh and other independent insurance companies at an annual premium of $2,820,472. No sums were paid by the insurers under this policy in 1996.

COMMITTEES OF THE BOARD OF DIRECTORS


   The Corporation and the Bank each maintains the Board Committees described below. Included with the descriptions are the number of times each Committee met during 1996 and a list of the current members of each such Committee:


   EXECUTIVE COMMITTEE (ALSO FUNCTIONS AS THE DIVIDEND COMMITTEE) -- 1 MEETING. The Executive Committee has the authority to act for the Board of Directors, except when the Board is in session and subject to certain statutory limitations on its authority. The Committee also considers and acts on matters which do not require full Board consideration and approval and, upon the request of Management, it considers some matters on a preliminary basis before their submission for full Board consideration or approval. This Committee also serves as the Dividend Committee, in which capacity its sole function is to declare and set aside contractually required dividends (such as those declared from time to time on preferred stock issues) which may become due during the periods between scheduled Board meetings. Current Members: Frank N. Newman, Chair; George B. Beitzel; William R. Howell; Vernon E. Jordan, Jr.; Hamish Maxwell; Russell E. Palmer; and Patricia C. Stewart.

   HUMAN RESOURCES COMMITTEE -- 6 MEETINGS. The Human Resources Committee is comprised entirely of independent outside directors. The function of the
Committee is to review and evaluate, in comparison with the Corporation's competitors, the Corporation's performance and the executives' actual compensation and benefits and their share ownership. The Committee is updated periodically with information provided to the Corporation by independent compensation and benefit consultants and is responsible for approving and monitoring those policies which support corporate strategic objectives and govern both cash compensation and stock ownership programs. Key aspects of this process require the Committee to compare the Corporation's pay practices to its long-term goals and assess ways in which compensation incentives support the creation of value for the Corporation's stockholders. Current Members: William
R. Howell, Chair; Phillip A. Griffiths; Hamish Maxwell; Donald L. Staheli; and Patricia C. Stewart.

   AUDIT COMMITTEE -- 7 MEETINGS. The Audit Committee, comprised entirely of independent outside directors, is appointed annually by the Board of Directors to oversee the accounting, reporting and audit practices established by Management. The Committee, which meets at least quarterly, monitors the effectiveness and quality of the system of internal accounting policies, standards and controls designed to insure the accurate and efficient reporting of financial activities, safeguarding of assets, proper exercise of fiduciary powers and compliance with laws and regulations. The Committee meets regularly with Management, the internal auditors, the internal credit auditors and the independent auditors (the "Auditors") and reports regularly to the Board of Directors on its activities and such other matters as it deems necessary. The Auditors have free access to the Audit Committee without the presence of Management. Current Members: George B. Beitzel, Chair; Phillip A. Griffiths; N.J. Nicholas Jr.; Russell E. Palmer; and Donald L. Staheli.

   COMMITTEE ON DIRECTORS -- 4 MEETINGS. The Committee on Directors is comprised entirely of independent outside directors. The Committee is responsible for nominating directors and reviewing the effectiveness and procedures of the Board, the Board Committees and corporate governance. The Committee also has the responsibility to make recommendations regarding these issues to the Board. The Committee will consider a director nominee recommended by a stockholder by a written notification to it, not later than 90 days in advance of the Annual Meeting of Stockholders in care of the Secretary of the Corporation, of the name of such person with appropriate biographical data and that person's written consent to submission of his or her name to the Committee for its consideration. Current Members: Hamish Maxwell, Chair; George B. Beitzel; Jon M. Huntsman (through 4/15/97); Vernon E. Jordan, Jr.; and N.J. Nicholas Jr.

   COMMITTEE ON PUBLIC RESPONSIBILITY AND CONCERN -- 2 MEETINGS. The function of the Committee on Public Responsibility and Concern is to review policy and audit the performance of the Corporation in the discharge of its social responsibilities, which include, but are not limited to, the Corporation's Equal Opportunity and Vendor Outreach programs, community reinvestment activities, contributions program and its political action committee. Current Members:
Vernon E. Jordan, Jr., Chair; N.J. Nicholas Jr.; Patricia C. Stewart; George J. Vojta; and Paul A. Volcker.

   FIDUCIARY COMMITTEE (ESTABLISHED IN DECEMBER 1996). The function of the newly established Fiduciary Committee is to review the quality and effectiveness of the organizational structure of the trust and fiduciary business units of the Corporation and the Bank and its subsidiaries to ensure the proper exercise of fiduciary policies. In addition, the Committee will monitor the activities of management fiduciary committees appointed from time to time by the Board of Directors and review the effective implementation of policies, practices and procedures to prevent conflicts of interest or improper interrelation between the administration of the fiduciary and banking functions of the Bank. Current
Members:  Patricia C. Stewart, Chair; Jon M. Huntsman (through 4/15/97);  Vernon
E. Jordan, Jr.; Russell E. Palmer; and Paul A. Volcker.

   TRANSACTION AUTHORIZATION COMMITTEE (ESTABLISHED IN OCTOBER 1996). The function of the newly established Transaction Authorization Committee, which is comprised of the Chief Executive Officer and a Vice Chairman, is to act for the Board of Directors to approve certain transactions, including securitizations. Current Members: Frank N. Newman, Chair; and George J. Vojta.

   In addition to the Committee meetings shown above, there were 10 regularly scheduled and 2 special meetings of the Board of Directors during 1996. Director attendance at Board meetings averaged 93% during the year; aggregate attendance at Committee meetings also averaged 93%. Meeting attendance was below 75% for Jon M. Huntsman and Vernon E. Jordan, Jr.

COMPENSATION OF NON-OFFICER DIRECTORS


   Each director who is not also an officer receives an annual retainer, which in 1996 amounted to $50,949, comprised of cash and the fair market value of 400 shares of Common Stock received in that year. For each Board meeting and Executive Committee meeting he or she attends, a non-officer director receives a fee of $1,000. Each such director who is a member of the Human Resources Committee, the Committee on Public Responsibility and Concern, the Fiduciary Committee, or the Committee on Directors receives a fee of $1,000 for each Committee meeting he or she attends and the Chairman of each of those committees receives an additional annual fee of $3,000. The Chairman of the Audit Committee receives an annual fee of $15,000 and its other members receive an annual fee of $7,500. Members of the Audit Committee do not receive meeting fees. No fees are paid to members of the Transaction Authorization Committee. Travel and out-of-pocket expenses of the directors in connection with their attendance at Board or Committee meetings are either paid for or reimbursed by the Corporation.


   From time to time, the Corporation has requested certain directors to participate in client meetings and to give presentations on behalf of the Corporation. In connection with these engagements, the Corporation has reimbursed the director for his or her out-of-pocket expenses and, in some cases, paid a speaking fee.


   Directors may elect to defer receipt of all or a portion of their directors' fees into an interest-bearing account or into Common Stock equivalents until they leave the Board, at which time a cash only payment would be made in a lump sum or in annual installments over a period not to exceed 10 years. Until paid, deferred fees accrue interest at the same rate as the yield on one-year Treasury bills, adjusted on a quarterly basis or, if deferred for Common Stock equivalents, dividend equivalents are credited on the share equivalents and are treated as investments in additional share equivalents or fractional share equivalents. Upon retirement, a director who has served at least 10 years as a non-officer director receives an annual payment of $20,000 for life. If service is less than 10 years, but more than five years, the benefit is prorated. Upon a Change of Control of the Corporation (as defined on page 24), all deferred fees would be paid immediately to these directors.


       1997 HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Human Resources Committee of the Board of Directors (the "Committee") is comprised entirely of outside directors, none of whom is a former or current officer or employee of Bankers Trust New York Corporation or its subsidiaries (for purposes of this report, the "Corporation"). Following directly after this report is a discussion of other relationships between the Committee members and the Corporation, entitled "Compensation Committee Interlocks and Insider Participation."


   The Committee is authorized by the Board to approve all compensation actions for the Chief Executive Officer, members of the Management Committee and other executive and senior officers designated by the Chairman ("Key Officers"). In addition, the Committee is authorized to review and approve bonus funding and spending for all annual plans. The Committee is also charged with administering the Corporation's stock option and stock award plans.


   During 1996, the Committee met six times to review and evaluate executive compensation and benefit programs, including information periodically provided to the Corporation by independent compensation and benefit consultants.

COMPENSATION POLICIES


   The Committee's executive compensation policies are designed (a) to attract and retain the best individuals available in each area of global financial services in which the Corporation competes, (b) to motivate and reward such individuals based on corporate, business unit, team and individual performance,
(c) to align executives' and stockholders' interests through equity-based incentives which reward the creation of shareholder value and (d) to provide compensation opportunities that are fair and competitive, as well as cost-effective and tax-efficient. In implementing its policies, the Committee evaluates the Corporation's performance, usually over a 3 to 5 year period, rather than considering a single year when external economics and business conditions may produce results not indicative of management performance. Key Officer pay, including that of the Chief Executive Officer, is determined and administered by the Committee on the basis of total compensation, rather than as separate free-standing components.

   The determination of Key Officer total compensation begins with an evaluation by the Committee of the Corporation's annual and long-term performance compared to a total of eight investment and commercial banks (The Bear Stearns Companies Inc., The Chase Manhattan Bank Corporation, Citicorp, Merrill Lynch & Co. Inc., J.P. Morgan & Co. Incorporated, Morgan Stanley Group, Inc., PaineWebber Group, Inc. and Salomon Inc), which, through the end of fiscal year 1996, were regarded as a peer group of the Corporation (the "Peer Group"). A key determinant of overall levels of compensation is the pay practices of the Peer Group. While the positioning of Key Officer compensation within the Peer Group varies from year to year based on performance, in past years such positioning has averaged at approximately the 50th percentile. As part of its evaluation process, the Committee considers quantitative as well as qualitative factors without assigning uniform relative weights. The Corporation's performance relative to the Peer Group is assessed using the following factors: level, quality, consistency and growth of earnings, return on equity and total stockholder return. The Committee also considers prevailing economic conditions and business opportunities available to firms in the financial services industry.


   In addition, the Committee recognizes that the Corporation's long-term success is dependent on its key resource -- highly talented individuals -- whom it must attract and retain in an extremely competitive environment. Therefore, in arriving at each Key Officer's total compensation level, the Committee evaluates the individual's long-term commitment and contribution to the overall performance of the Corporation. In addition, the Committee takes into account such factors as leadership and technical skills, future potential, teamwork, recruiting and other management contributions to the Corporation.


   The Committee exercises its judgment in setting an appropriate balance of current cash and equity within each individual's compensation package to reflect the Corporation's commitment to increasing stockholder value through significant management stock ownership.


   As noted above, the Committee's strategy is to maximize the effectiveness, as well as the tax-efficiency, of the Corporation's executive compensation programs. Therefore, the Committee's policy is to preserve corporate tax deductions attributable to executive compensation while maintaining the flexibility to take actions that it deems to be in the best interests of the Corporation and its stockholders but which may not necessarily qualify for full tax deductibility under Section 162(m) or other Sections of the Internal Revenue Code.


COMPENSATION COMPONENTS


   Salary has represented approximately 5% to 10% of Key Officers' total compensation in the past. Key Officer salary levels are determined by the Committee based on its determination of appropriate pay for the responsibilities involved. Although reviewed annually by the Committee for appropriateness, salary levels are not generally adjusted each year.

   Partnership Equity Plan ("PEP") Awards are a type of grant made under the Corporation's Stock Option and Stock Award Plans. PEP Awards are granted in the form of performance units, the value of which is determined by a quantitative formula directly related to financial performance of the Corporation. The formula produces a schedule that assigns a dollar value to performance units based on various levels of net income of the Corporation (i.e., the higher the Corporation's net income, the higher the value of the units for that performance year).

   Prior to or at the beginning of each year, the Committee reviews the formula in the context of the Corporation's strategic direction and current business conditions. If deemed appropriate by the Committee, the performance formula is revised at that time. Also, prior to or at the beginning of the year, and based on the sole discretion of the Committee, the number of performance units granted to each participant under PEP is fixed. In determining the number of units granted, the Committee considers each participant's level of responsibility, individual performance and contributions to the long-term success of the Corporation without assigning uniform relative weights. The number of units awarded multiplied by the unit value results in a dollar amount that is converted into book-entry shares ("Plan Shares") issued at an annual average price of the Common Stock.

   Under the terms of the PEP, Plan Shares are deferred for five years. While deferred, Plan Shares are credited with the greater of the Corporation's primary earnings per share or dividend per share; share credits may be paid currently in cash, deferred into additional Plan Shares, or a combination of current cash and Plan Shares, as determined by the Committee. At the end of the deferral period, all Plan Shares are distributable in Common Stock.


   Employee Stock Options are generally granted without reference to present holdings of unexercised options or appreciation thereon. Individual share grant levels are reviewed annually and are periodically adjusted by the Committee to reflect a number of factors, including the individual's current responsibilities and contributions to the long-term success of the Corporation.


   Annual Bonus. As discussed above, the Committee uses a total compensation approach in determining appropriate pay levels for each Key Officer. At the end of each performance year, the annual bonus award is determined with reference to the factors outlined above and by taking into consideration the value of all other components of the individual's compensation package. Annual bonuses may be paid in cash, stock, or a combination of cash and stock, as determined by the Committee. Bonuses are funded from a formula pool based on annual corporate net income under the Incentive Bonus Plan for Corporate Officers. The Committee fixes specific bonus awards based on its evaluation of an individual's annual performance and contributions to the Corporation.

   As in 1995, the stock portion of the 1996 annual bonus award was granted in the form of Equity Participation Plan ("EPP") shares. EPP shares are deferred book-entry shares. While deferred, such shares earn the greater of the Corporation's primary earnings per share or dividend per share, which amount is paid quarterly in cash, and vest at a rate of one-third per year.

   Long-Term Incentive Plan. As part of a special incentive to attract, retain and motivate approximately 35 senior executives of the Corporation, with particular emphasis on increasing the share price of the Common Stock, the Committee adopted a long-term incentive plan (the "Partnership for One-hundred Plan" or "POP"), a special stock-based incentive program. In determining the size of each participant's grant, the Committee assessed corporate and individual performance based on the same standards used to determine annual incentive awards, with grant levels varying accordingly. Under POP, participants were granted units which would have been valued at $4 when the price of the Common Stock equaled $76 and would have increased by $4 for each additional $1 increase in the stock price, up to $100. At the time POP was adopted, the Common Stock was trading at $67. In light of the recent volatility in the stock market, the Committee, in December 1996, when the stock price was approximately $85, amended POP with the approval of the participants to reduce the fluctuations in the Corporation's earnings as a result of the variable compensation accounting treatment accorded to POP. The amended plan provides for a cash payout of $41.25 per unit (determined with reference to the value of the Common Stock on December 13, 1996), to be made in equal installments on or about the 1st of January in 1999, 2000 and 2001. As an additional incentive, if the stock price trades at or above $100 on or before December 31, 1997, one-fourth of the total award will be paid out on or about January 1, 1998 . If the Common Stock price equals or exceeds $100 per share before December 31, 2000, interest at prime plus 1% will immediately begin accruing on all remaining installments until paid.

1996 CHIEF EXECUTIVE OFFICER COMPENSATION ACTIONS

   Mr. Newman was employed in September 1995 as a Senior Vice Chairman of the Corporation. His employment contract at that time provided for minimum compensation in 1996 which consisted of a base salary of $500,000, a PEP award of 60,000 units, a stock option grant of 50,000 shares, and a guaranteed bonus of $2,000,000. In view of his new positions and additional responsibilities as Chairman, Chief Executive Officer and President, as well as his outstanding 1996 performance, the Committee awarded total compensation in excess of these minimum contractual amounts.

   Mr. Newman's current annual base salary is $900,000. He was granted a PEP award of 100,000 units for 1996, which resulted in an award of 35,854 Plan Shares. As noted above, the value of the units was based on the Corporation's net income under a formula established by the Committee at the beginning of the performance year. Mr. Newman also was awarded a stock option grant of 80,000 shares.


   On the basis of his performance and that of the Corporation, and after taking into consideration the above components awarded earlier in the year, the Committee awarded Mr. Newman a 1996 bonus, as follows: $3,500,000 in cash and $1,500,000 in EPP shares. When this bonus is combined with his salary paid in 1996 and PEP award as noted above, the mix of compensation was 51.5% in the form of equity in the Corporation and 48.5% in cash.

   Effective January 1, 1996, Mr. Newman was also granted 100,000 units under the long-term incentive plan, Partnership for One-hundred Plan.

   The Committee deems its compensation actions for Mr. Newman to be appropriate, in view of his successful efforts in improving the financial performance of the Corporation in 1996, his leadership in fostering a client-focused environment, and the successful resolution of outstanding corporate issues. Based on advice from outside compensation consultants, Mr. Newman's 1996 compensation is expected to position the Corporation at approximately the 50th percentile in total compensation for CEOs in the Peer Group for 1996.


CONCLUSION

   Through the compensation program described above, a very significant portion of Key Officer compensation is linked directly to individual and corporate performance and stock price appreciation. As the Corporation moves forward to create stockholder value in the future, the Committee will continue to monitor and evaluate its strategy for Key Officer compensation.


                                                  The Human Resources Committee*
                                                  William R. Howell, Chair
                                                  Phillip A. Griffiths
                                                  Hamish Maxwell
                                                  Donald L. Staheli
                                                  Patricia C. Stewart


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Human Resources Committee (the "HR Committee") currently consists of the following persons: Phillip A. Griffiths, William R. Howell, Hamish Maxwell, Donald L. Staheli and Patricia C. Stewart, all of whom are non-officer directors and none of whom is an employee or former or current officer of the Corporation or its subsidiaries.


   Some of the directors who are members of the HR Committee and their associates, including affiliates and related interests, from time to time may be customers of the Corporation and/or subsidiaries of the Corporation and some of these directors and their associates, including affiliates and related interests, from time to time may be directors or officers of, or investors in, corporations or members of partnerships or have an interest in other entities which are customers of the Corporation and/or such subsidiaries. As such customers, they have had transactions in the ordinary course of business with the Corporation and/or such subsidiaries, including borrowings, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features.

----------
*Messrs. Griffiths' and Staheli's terms on the Committee commenced January 1, 1997, and Mr. Huntsman's term on the Committee expired on December 31, 1996.

I. SUMMARY COMPENSATION TABLE ($000 OMITTED)

                                                                                            LONG-TERM
                                                                                           COMPENSATION
                                                                                ------------------------------------
                                              ANNUAL COMPENSATION                             AWARDS
                                  -----------------------------------------     ------------------------------------
                                                                    BONUS                    RESTRICTED     SHARES       ALL OTHER
  EXECUTIVE                                           CASH    +     STOCK    =    TOTAL     STOCK AWARDS UNDERLYING    COMPENSATION
     (a)                           YEAR    SALARY      (b)           (c)          BONUS        (d)        OPTIONS (e)       (f)
--------------------------------  ------- --------- ----------  ----------      -----------  ---------   ------------  -------------
FRANK N. NEWMAN ................  1996    $825.0    $3,507.1       $4,592.4       $ 8,099.5  $      --       80,000      $1,341.7
 CHAIRMAN, CHIEF EXECUTIVE .....  1995     138.9       500.0          665.0         1,165.0         --      100,000         222.2
 OFFICER & PRESIDENT

RICHARD H. DANIEL ..............  1996     320.8     1,950.0        2,410.1         4,360.1      645.0       80,000         585.3
 EXECUTIVE VICE PRESIDENT,
 CHIEF FINANCIAL OFFICER &
 CONTROLLER

YVES C. DE BALMANN .............  1996     287.5     2,507.1        4,319.3         6,826.4         --       60,000         292.4
 SENIOR VICE PRESIDENT

R. KELLY DOHERTY ...............  1996     287.5     2,507.1        4,319.3         6,826.4         --       60,000         299.2
 SENIOR VICE PRESIDENT

JAMES E. VIRTUE ................  1996     250.0     5,007.1        6,546.2        11,553.3         --       50,000         120.2
 SENIOR VICE PRESIDENT

   (a) Of the named Executive Officers, only Mr. Newman (who was employed in September 1995) had Executive Officer status with the Corporation prior to 1996.

   (b) Includes annual bonus and profit-driven benefit payable in cash from the PartnerShare Plan, the Corporation's qualified defined contribution plan. For Mr. Daniel, the amount includes a signing bonus of $350,000, as part of his employment agreement.

   (c) Includes the value of book-entry shares awarded by formula based on corporate earnings under PEP. Under the plan, shares vest at the end of the performance year and are deferred for five additional years. While deferred, shares are credited with the greater of the Corporation's primary earnings per share or dividend per share. The dividend equivalent portion is paid currently in cash and the balance is deferred into additional shares. Dividend equivalents on book-entry shares are paid at the same rates as are paid on the Common Stock and are not included in the above totals. No dividend equivalents were paid in 1996 on the 1996 Awards. Also includes the value of book-entry shares awarded under EPP as part of the annual bonus. Under this plan, shares are deferred and vest in equal installments over three years. While deferred, shares earn the greater of the Corporation's primary earnings per share or dividend per share. Share earnings are paid in cash quarterly. For 1996, the value of the PEP Awards and the value of the EPP Awards, respectively, for each of the named executive officers are as follows: Newman--$3,092,419 and $1,500,000; Daniel--$2,010,072
and $400,000; de  Balmann--$2,319,314  and $2,000,000;  Doherty--$2,319,314  and
$2,000,000; Virtue--$1,546,209 and $5,000,000.

   (d) The number and the value of restricted stock holdings at the end of 1996 are: Daniel--10,000 shares, value $862,500 and Virtue--30,000 shares, value $2,587,500. Mr. Daniel's 10,000 shares of restricted stock, which were granted to him as part of his employment agreement, vest on the third anniversary of the grant date, and Mr. Virtue's 30,000 shares of restricted stock will vest on the second anniversary of the grant date (12/19/97). The other named executive officers did not hold any shares of restricted stock at the end of 1996. For these purposes, the stated values of restricted stock holdings are based on the closing sales price of the Common Stock on 12/31/96, and does not give effect to the diminution of value attributable to the restrictions on such stock. Dividends are paid quarterly on the restricted stock.

   (e) As part of his employment agreement, Mr. Daniel was granted 20,000 stock options, which are included in the above total.

   (f) Includes the Corporation's primary earnings per share less cash dividends ("net E.P.S. credits") earned on the pre-1996 PEP Awards, net E.P.S. credits on pre-1996 EPP portion of annual bonuses, and non-elective company contributions to defined contribution plans. For 1996, net E.P.S. credits earned on pre-1996 PEP Awards, net E.P.S. credits earned on the pre-1996 EPP portion of annual bonuses and non-elective contributions to defined contribution plans, respectively, for each of the above named executive officers are as follows:
Newman--$22,018,  $0, $189,000;  Daniel--$0,  $0, $70,000; de Balmann--$203,600,
$9,761, $79,000; Doherty--$210,453,  $9,761, $79,000; Virtue--$21,922,  $29,284,
$69,000. Also included for Mr. Daniel is an additional $60,000 contribution to his ADCAP account (as defined on page 15) made as part of his employment agreement. Net E.P.S. credits on the 1996 PEP Awards and EPP portion of annual bonuses begin in 1997. Does not include life insurance premiums paid under a plan that is available generally to all employees and the annual premium for which is under $25,000 for any one of the named executive officers. The amount shown for Messrs. Newman and Daniel includes reimbursements for relocation expenses of $1,130,691 and $455,287, respectively.

II. OPTIONS/SAR GRANTS TABLE(a)

                    OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                % OF TOTAL
                    NUMBER OF     OPTIONS
                   SECURITIES   GRANTED TO
                   UNDERLYING    EMPLOYEES                           GRANT DATE
                     OPTIONS     IN FISCAL   EXERCISE   EXPIRATION     PRESENT
      NAME        GRANTED(b)       YEAR      PRICE(c)    DATE(d)       VALUE(e)
                  ------------ ------------ ---------- ------------ ------------
F.N. Newman.....  80,000       2.36%        $76.4375   6/18/06      $1,100,700
R.H. Daniel  ...  60,000       1.77          76.4375   6/18/06         825,525
                  20,000       0.59          64.5625    2/1/06         196,270
Y.C. de Balmann.  60,000       1.77          76.4375   6/18/06         825,525
R.K. Doherty ...  60,000       1.77          76.4375   6/18/06         825,525
J.E. Virtue.....  50,000       1.48          76.4375   6/18/06         687,938
----------
   (a) No SARs were granted during 1996.

   (b) Reflects awards granted as Incentive Stock Options and Non-qualified Stock Options on 6/18/96 by the Corporation to the Chief Executive Officer and each of the other named executive officers and the stock options granted to Mr. Daniel on 2/1/96 on 20,000 shares as part of his employment agreement. Incentive Stock Options are granted to the maximum extent allowable under tax rules. All option grants in general become exercisable one year after grant with accelerated exercisability upon a Change of Control (as defined on page 24).

   (c) The exercise price was equal to the fair market value of the Common Stock on the date of grant.

   (d) Nonqualified Stock Options have a term of ten years and one day. Incentive Stock Options have a term of ten years. Both are subject to earlier termination upon certain events related to termination of employment.

   (e)  The  grant  date  present  values  are   calculated   under  a  modified
Black-Scholes Model, which is a mathematical formula used to value options traded on stock exchanges. The assumptions used in calculating the above options' grant date present values include the Stock's expected volatility of 22.72% with respect to the grant made on 6/18/96 and 25.75% with respect to the grant made on 2/1/96, risk-free rate of return of 6.61% with respect to the grant made on 6/18/96 and 5.46% with respect to the grant made on 2/1/96, projected dividend yield of 5.23% with respect to the grant made on 6/18/96 and 6.20% with respect to the grant made on 2/1/96, projected time to exercise (7 years) and a 5% adjustment for non-transferability and risk of forfeiture during vesting period. The projected dividend yield is provided solely for purposes of complying with the rules and regulations of the SEC and should not be viewed as an indication of the Corporation's dividend yield in the future. No assurance can be given as to the Corporation's future dividend yield.

III. OPTION EXERCISES AND YEAR END VALUE TABLE

  AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                    VALUES

                                                  NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                    SHARES       VALUE        OPTIONS AT FISCAL YEAR END      AT FISCAL YEAR END(b)
      NAME         ACQUIRED    REALIZED(a) EXERCISABLE  UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
----------------  ---------- --------------- ----------   -------------     -----------   -------------
F.N. Newman  ...       0     $        0       50,000        130,000         $  859,375    $1,644,375
R.H. Daniel  ...       0     $        0            0         80,000         $        0    $1,022,500
Y.C. de Balmann.  70,000     $1,762,650       95,000         60,000         $1,739,688    $  588,750
R.K. Doherty  ..  65,000     $1,222,188       75,000         60,000         $1,258,438    $  588,750
J.E. Virtue  ...   2,000     $   59,750       58,000         50,000         $1,200,875    $  490,625

----------
   (a) Market value of underlying Common Stock at exercise minus option's strike price.

   (b) Market value of underlying securities at year end minus option price. The value of unexercised in-the-money stock options at 12/31/96, shown above are presented pursuant to SEC rules. The actual amount, if any, realized upon exercise of stock options will depend upon the market value of the Common Stock less the exercise price per share of Common Stock underlying the stock option at the time the stock option is exercised. There is no assurance that the values of unexercised in-the-money stock options reflected in the table will be realized.

IV. LONG-TERM INCENTIVE PLANS TABLE

          LONG-TERM INCENTIVE PLANS AWARDS IN LAST FISCAL YEAR(a)

                                 PERFORMANCE
                                   PERIOD
                    NUMBER    UNTIL MATURATION     PAYOUT
      NAME         OF UNITS       OR PAYOUT        AMOUNTS
      ----         --------       ---------        -------
F.N. Newman.....  100,000    January 1, 2001    $4,125,000
R.H. Daniel  ...   70,000    January 1, 2001    $2,887,500
Y.C. de Balmann    80,000    January 1, 2001    $3,300,000
R.K. Doherty  ..   80,000    January 1, 2001    $3,300,000
J.E. Virtue  ...   80,000    January 1, 2001    $3,300,000
----------
   (a) Under POP, as initially adopted effective 1/1/96, each unit awarded thereunder was valued at $4 when the Common Stock price reached $76 per share and increased by $4 for each additional dollar of Common Stock price appreciation up to $100. The units were to vest in equal installments on the third, fourth and fifth anniversaries of the award, except that if the Common Stock price reached $100 per share, each unit became immediately payable. In December 1996, when the stock price was approximately $85, the POP was amended to provide for a cash payout of $41.25 per unit (determined with reference to the value of the Common Stock on 12/13/96). The units will now vest and be paid in cash in equal installments on or about the first of January 1999, 2000 and 2001 subject to an accelerated payout of one-fourth of the cash value of the units on or about 1/1/98 if the Common Stock price equals or exceeds $100 per share before 12/31/97. In addition, if the Common Stock price equals or exceeds $100 per share before December 31, 2000, interest at prime plus 1% will immediately begin accruing on all remaining installments until paid. See "1997 Human Resources Committee Report on Executive Compensation--Compensation Components--Partnership for One-hundred Plan."

EMPLOYMENT AGREEMENTS

   The Corporation has an employment agreement with Frank N. Newman, who was employed in 1995 as a Senior Vice Chairman of the Corporation, and was subsequently named Chairman, Chief Executive Officer and President. Under the employment agreement, Mr. Newman is entitled in 1996 and 1997 to a minimum annual base salary of $500,000, a minimum annual bonus of $2,000,000 and $2,500,000, respectively, as well as 50,000 stock options and 60,000 PEP units in each year. Mr. Newman will be entitled to the compensation provided by the employment agreement unless he is terminated prior to December 31, 1997, for "gross misconduct". All of the compensation payable to him under the employment agreement will be paid and all unvested compensation will vest upon occurrence of a "Change of Control" of the Corporation (as defined on page 24). In connection with his employment, the Corporation provides Mr. Newman with a car and driver.

   On January 10, 1996, the Corporation entered into an employment agreement with Richard H. Daniel. Under the terms of the agreement, at the start of his employment, Mr. Daniel was to receive a one-time signing bonus of $350,000, 60,000 POP units, 20,000 stock options, 10,000 shares of restricted stock and a $60,000 credit to his Additional Capital Accumulation Plan ("ADCAP") account under the Corporation's Supplemental Retirement Plan. Under the employment agreement, Mr. Daniel is entitled to receive in each of 1996 and 1997 a minimum annual base salary of $350,000; a minimum bonus of $1,000,000, a minimum award of 40,000 stock options, a minimum award of 50,000 PEP units and a $70,000 contribution to his ADCAP account. In the event Mr. Daniel's employment is terminated (i) other than for "Cause" (as defined below), (ii) by Mr. Daniel for Good Reason (as defined below), (iii) by Mr. Daniel within one year following a Change of Control (as defined on p. 24) or (iv) as a result of death or disability, Mr. Daniel will receive any accrued but unpaid salary and bonus; prior to February 1, 2001, a cash payment equal to the product of (x) his base salary plus the average cash bonuses previously paid to him and (y) two (which is subject to proportionate reduction after February 1, 1999); prior to February 2001, the immediate vesting of stock options, restricted stock, PEP units and POP units; and up to two years of medical, dental and similar benefits. In the event Mr. Daniel's employment is terminated by the Corporation for Cause or Mr. Daniel terminates his employment for other than Good Reason (other than during a one-year period following a Change of Control), Mr. Daniel is entitled to receive all accrued but unpaid salary and bonus. "Cause" is defined in the employment agreement as (i) conviction of a felony or commission of an act rising to the level of a felony, including, but not limited to, fraud, or (ii) Mr. Daniel's willful and continuing refusal or failure to substantially perform his duties for the Corporation, but not ineffectiveness or incompetence in the performance of his duties or a bona fide disagreement over corporate policy. "Good Reason" is defined in the employment agreement as any material breach by the Corporation of its obligations under the employment agreement, including, without limitation, any material reduction in Mr. Daniel's duties, authority, status or responsibilities (whether or not accompanied by a change in title) or any requirement that Mr. Daniel report to any person other than the Corporation's Chief Executive Officer. Mr. Daniel is also entitled to reimbursement of his relocation expenses, including a $100,000 relocation allowance.

CHANGE OF CONTROL ARRANGEMENTS

   Pursuant to the Corporation's Change of Control Severance Plan, upon termination of employment by the Corporation without "Cause" or by the executive officer for "Good Reason" (as such terms are defined in the Change of Control Severance Plan) during the 2-year period immediately following a "Change of Control" of the Corporation (as defined on p. 24), each of the named executive officers would be entitled to receive a severance benefit equal to three times the sum of such executive officer's base salary and the greater of average annual bonus paid during the 3-year period immediately preceding the Change of Control or annual bonus paid in the year immediately preceding the Change of Control. Such severance benefits may not exceed $7.5 million. Under the Corporation's stock option and stock award plans, upon a Change of Control, all stock options become exercisable and all deferred stock, restricted stock and other stock-based awards become vested and immediately payable. Similarly, upon a Change of Control, the POP units become vested and immediately payable.

   For Messrs. Newman and Daniel, such severance benefits, if greater than the severance benefits provided by the employment agreement, would be paid in the event of a termination of employment following a Change of Control in lieu of severance under their employment agreements. In the event any of the named executive officers is subject to the 20% excise tax under Section 4999 of the Code, such individual would be reimbursed in an amount sufficient to offset such excise tax unless such reimbursement could be avoided by reducing the severance payments received by the named executive officer by an amount that is less than 10% of his severance payments. The Change of Control Severance Policy also provides that, contingent on a change of control, the named executive officers would be entitled to certain welfare benefits for up to 3-years following termination.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN TO STOCKHOLDERS

   The Human Resources Committee has revised the Peer Group of companies that it intends to use in evaluating the 1997 performance of the Corporation. The Bank of New York has been added to the Peer Group because it is of approximately similar size and participates in many of the same businesses as the Corporation. Conversely, Citicorp, The Chase Manhattan Bank Corporation, Morgan Stanley Group Inc. and PaineWebber Group, Inc. have been excluded from the Peer Group. Citicorp and The Chase Manhattan Bank Corporation are far larger in size than the Corporation. Moreover, each has, to a significant degree, a large retail component. Similarly, after its prospective merger with Dean Witter, Discover, Morgan Stanley Group Inc. will be a far larger entity than the Corporation, as well as one that has, to a significant degree, a large retail component. PaineWebber Group, Inc. was removed from the Peer Group because of its primary focus on retail customers.

       COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN TO STOCKHOLDERS





                               [GRAPHIC OMITTED]

                                                                            COMPOUND
                                                                             ANNUAL
                    1991     1992     1993     1994     1995     1996     RETURN RATE
                  -------- -------- -------- -------- -------- -------- ---------------
Bankers Trust ..  $100.0   $112.6   $135.7   $100.6   $128.8   $176.0     12.0%
Old Peer Group*.   100.0    125.5    159.4    149.4    231.3    347.3     28.3%
New Peer Group**   100.0    111.6    134.6    117.8    170.2    239.4     19.1%
S&P 500.........   100.0    107.6    118.4    120.0    165.0    202.9     15.2%

   Notes:

     o Total return to stockholders is stock price appreciation of a hypothetical $100 investment on December 31, 1991, with all dividends reinvested.

     o Peer Group companies annually weighted based on 1992 through 1996 market capitalization at the beginning of each year.

     o Bankers Trust and New and Old Peer Group returns calculated based on dividend reinvestment on payment dates.

     o    S&P 500 information obtained from S&P CompuStat Services, Inc.

     o    All data as of 12/31/96.

          * Companies in Old Peer Group are:
                 The Bear Stearns Companies Inc.
                 The Chase Manhattan Bank Corporation
                 Chemical Banking Corporation (1991 -- 1995 only)
                 Citicorp
                 Merrill Lynch & Co. Inc.
                 J.P. Morgan & Co. Incorporated
                 Morgan Stanley Group Inc.
                 PaineWebber Group, Inc.
                 Salomon Inc
          ** Companies in New Peer Group are:
                 The Bank of New York
                 The Bear Stearns Companies Inc.
                 Merrill Lynch & Co. Inc.
                 J.P. Morgan & Co. Incorporated
                 Salomon Inc
          Sources:
                 Bloomberg Data Service
                 The Value Line Investment Survey
                 CompuServe Data Service
                 Dow Jones Data Service
                 Standard & Poor's Stock Guide

PENSION PLAN

   The following table shows the estimated annual pension benefits payable at normal retirement age to a covered participant who has attained the earnings and years of service classifications indicated, under the Corporation's tax-qualified defined benefit pension plan ("Pension Plan") based upon "Covered Compensation" and "Credited Service", as such terms are defined below. Benefits shown below are computed as a single life annuity and are not subject to reduction for Social Security or other offset amounts.

    AVERAGE FINAL                YEARS OF CREDITED SERVICE
       SALARY       ---------------------------------------------------
   ----------------     15         20        25        30    35 OR MORE
                    ---------  --------- --------- --------- ----------
$100,000............  $21,000   $28,000   $35,000   $42,000   $49,000
$125,000............  $26,250   $35,000   $43,750   $52,500   $61,250
$150,000 and above .  $31,500   $42,000   $52,500   $63,000   $73,500

   A participant's Covered Compensation is his or her average final salary. "Average Final Salary" under the Pension Plan is the average annual salary, as reported in the Summary Compensation Table, during the 60 consecutive calendar months in the last 120 calendar months of a participant's Credited Service yielding the highest average annual salary (subject to certain limitations on salary under the Internal Revenue Code with respect to tax-qualified plans). Covered Compensation does not include any other compensation included in the Summary Compensation Table. Credited Service under the Pension Plan is the number of years and months worked for the Corporation and certain of its subsidiaries after attaining age 21 and completing one year of service and is limited to 35 years.

   As of December 31, 1996, the years of Credited Service for Messrs. Newman, Daniel, de Balmann, Doherty and Virtue under the Pension Plan (in completed years), was 0, 0, 7, 13 and 7 respectively. Messrs. de Balmann, Doherty and Virtue are fully vested; Messrs. Newman and Daniel, who have been employed by the Corporation for less than five years, are not vested.

PART II. RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITOR

   The Board of Directors, upon the recommendation of its Audit Committee, comprised entirely of independent outside directors, which reviewed the professional competence and audit program of the firm of KPMG Peat Marwick LLP ("KPMG"), certified public accountants, has appointed KPMG as the independent auditor for 1997, subject to stockholder approval. KPMG succeeds the firm of Ernst & Young LLP ("E&Y"), which served as the independent auditor for the Corporation and its principal subsidiary, Bankers Trust Company, since 1987. The audit reports of E&Y on the Corporation's financial statements for the past two years were unqualified, and in the last two years there were no disagreements with E&Y with respect to accounting principles or practices, financial statement disclosure or auditing scope or procedure or other events reportable pursuant to the rules and regulations of the SEC.

   Representatives of E&Y and KPMG will be present at the Annual Meeting. They will have the opportunity to make statements if they desire to do so and will be available to respond to appropriate questions.

   Ratification of the appointment of KPMG as the independent auditor would require an affirmative vote of a majority of the votes cast by the holders of the Common Stock at the Annual Meeting.

   THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT THE STOCKHOLDERS RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITOR FOR 1997. THIS IS IDENTIFIED AS ITEM 2 ON THE ENCLOSED PROXY CARD.

PART III. APPROVAL OF THE 1997 STOCK OPTION AND STOCK AWARD PLAN

   The Board of Directors (the "Board") adopted on February 18, 1997, subject to approval by the Corporation's stockholders, a proposed Bankers Trust New York Corporation 1997 Stock Option and Stock Award Plan (the "Plan") in the form set forth in Appendix A hereto. The Board believes that adoption of the Plan will provide the Corporation with an effective means of retaining, attracting and motivating key employees of the Corporation and its subsidiaries whose performance is of great importance to the continued development of the Corporation. The Plan, in the judgment of the Board, will enhance the Corporation's position in the highly competitive market for executive talent. For these reasons, the Board concluded that the Plan should be recommended to the stockholders for approval at the Annual Meeting. Without stockholder approval, the Plan will not become effective. Features of the Plan are outlined below but the outline is qualified in its entirety by reference to the full text of the Plan itself, which is attached hereto as Appendix A. Generally, the provisions of the Plan are similar to the provisions of the plan which was approved by the Corporation's stockholders on April 19, 1994 (the "1994 Plan"), and which by its terms permits no further awards after April 21, 1998. As compared to the 1994 Plan, this Plan provides for a larger number of shares allocated for the purposes of equity compensation (increased from 15 million to 20 million).

   The Board has authorized a stock repurchase program to satisfy the awards to be granted under the Plan and under prior stock option and stock award plans. The authorization includes the 20 million shares that are subject to the proposed Plan. The Corporation intends to satisfy awards under the Plan through the issuance of treasury shares acquired in open market purchases.

   The continuation of stock plans, in the judgment of the Board, is in the best interest of the stockholders. The plans are consistent with the business strategy of the Corporation, aid in retention of employees by requiring significant deferral of current compensation and are integrated into the Corporation's total pay philosophy. The Board anticipates that the plans will continue to be administered in a non-dilutive manner.

   The Plan permits the granting during a period of four years from the date of stockholder approval of the Plan of (1) nonqualified stock options ("NQSOs"),
(2) incentive stock options ("ISOs"), (3) restricted stock awards, (4) deferred stock awards and (5) other awards of stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("other Stock-based Awards") (each of the foregoing being an "Award" and collectively, the "Awards").

   Since the eligibility for awards, and the amount of any award, is determined by the Committee (as defined below under "Administration"), future benefits under the Plan are not currently determinable. However, in light of the similar nature of the Plan to the 1994 Plan, there does not appear to be any reason to believe that the awards granted in 1996 to the named executive officers would have been increased had they been made under the proposed Plan.

   The Board may amend, alter or discontinue the Plan at any time and in any manner; provided, however, that no amendment, alteration, or discontinuance shall be made (i) which would materially and adversely affect the rights of an Awardee under an Award theretofore granted without the Awardee's consent, or
(ii) without the approval of the stockholders, if such approval is required under applicable law or stock exchange rule or in order for the Plan to continue to comply with Section 162(m) of the Code.

SECURITIES SUBJECT TO THE PLAN

   The total number of shares of stock available for distribution under the Plan is 20 million. Available shares shall consist in whole or in part of authorized and unissued shares or treasury shares, except that treasury shares must be used in the case of Awards consisting of restricted stock. If any shares that have been optioned cease to be subject to option because the option has expired or been can-celed or has been deemed to have been expired or canceled, or if any shares subject to any restricted stock, deferred stock or other Stock-based Award are forfeited or such Award otherwise terminates without actual or deemed delivery of such shares, such shares shall again be available for distribution.

   In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash or property dividend or other change in corporate structure affecting the stock, such adjustment shall be made in the aggregate number of shares which may be distributed under the Plan (including the annual maximum number of shares that may be granted to any individual), in the number and/or option price of shares subject to the outstanding options granted under the Plan, in the number of shares subject to restricted stock, deferred stock or other Stock-based Awards granted under the Plan as may be determined to be appropriate by the Committee; provided that the number of shares subject to any Award shall always be a whole number; and provided, further, that with respect to ISOs, no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b)(1) of the Internal Revenue Code (the "Code") or any successor provision thereto. In addition, subject to the limitations provided in the Plan, the Committee is authorized to make adjustments in the terms and conditions of, and performance criteria relating to, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in this paragraph) affecting the Corporation or the financial statements of the Corporation, or in response to changes in applicable laws, regulations or accounting principles.

ELIGIBILITY

   Officers and other key employees of the Corporation and its subsidiaries who are responsible for the management, growth and protection of the business of the Corporation and its subsidiaries are eligible to be granted Awards under the Plan. The Committee will select from among those eligible the officers and other key employees to whom Awards may from time to time be granted. The Plan provides no specific minimum number of shares with respect to which Awards may be granted to any individual. The annual maximum number of shares that may be granted to any individual from all types of Awards made under the Plan is one million shares, subject to adjustment as described above.

ADMINISTRATION

   The Plan is administered by a committee of the Board (the "Committee"). The members of the Committee serve at the pleasure of the Board and may be removed or replaced by the Board at its discretion. The Committee may also have other duties, as would be the case if the Board should designate the Corporation's Human Resources Committee (or a successor thereto) to act as the Committee under the Plan. Unless otherwise determined by the Board, each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code. The Committee has the authority to grant to eligible employees Awards pursuant to the provisions of the Plan, to interpret its provisions and those of any Award agreement issued thereunder and to supervise the administration of the Plan. The Committee has the authority to select the officers and other key employees of the Corporation and its subsidiaries to whom Awards are to be granted, to determine the number of shares to be covered by each Award so granted, to determine the terms and conditions (not inconsistent with the provisions of the Plan) of any Awards so granted thereunder, and to certify the attainment of performance goals, if applicable, as required by Section 162(m) of the Code. All decisions made by the Committee shall be final, conclusive, and binding on all parties, except that Awards made by the Committee to the officers of the Corporation named in its proxy materials are subject to Board ratification. Except in the case of employees subject to Section 16 of the Exchange Act, the Committee may authorize the Chief Executive Officer to select Awardees and grant Awards under this Plan on its behalf.

   The right of an Awardee to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. Performance awards granted to persons the Committee expects will, for the year in which a deduction arises, be among the Chief Executive Officer and the four other most highly compensated executive officers (the "named executive officers"), will, if so intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Corporation under Section 162(m) of the Code.

   The performance goals to be achieved as a condition of payment or settlement of a performance award will consist of (i) one or more business criteria and
(ii) a targeted level or levels of performance with respect to such business criteria. In the case of performance awards intended to meet the requirements of
Section 162(m) of the Code, the business criteria used must be one of those specified in the Plan, although for other participants the Committee may specify any other criteria. The business criteria specified in the Plan are: (1) pre-tax or after-tax earnings per share; (2) revenues; (3) cash flow; (4) cash flow return on investment; (5) return on net assets, return on assets, return on investment, return on capital, return on equity, return on average common equity; (6) economic value added; (7) operating margin; (8) net income, pre-tax earnings, pre-tax earnings before interest, depreciation and amortization, pre-tax operating earnings after interest expense and before incentives, service fees, extraordinary or special items, and operating earnings; (9) total stockholder return, with or without dividends reinvested; and (10) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparator companies.

   In granting performance awards, the Committee may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals using one or more of the business criteria described in the preceding paragraph. During the first 90 days of a fiscal year or performance period or such other period as required or permitted under Section 162(m) of the Code, the Committee will determine who will potentially receive performance awards for that fiscal year or performance period, either out of the pool or otherwise. After the end of each fiscal year or performance period, the Committee will determine the amount, if any, of the pool, the maximum amount of potential performance awards payable to each participant in the pool, and the amount of any potential performance award otherwise payable to a participant. The Committee may, in its discretion, determine that the amount payable as a final performance award will be increased or reduced from the amount of any potential Award, but may not exercise discretion to increase any such amount intended to qualify under Section 162(m) of the Code.

   Subject to the requirements of the Plan, the Committee will determine other performance award terms, including the required levels of performance with respect to the business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement.

STOCK OPTIONS

   The purchase price per share of stock purchasable under a stock option will be determined by the Committee, but may not be less than 100% of the fair market value of the stock on the date of grant of such option. The term of each option shall be fixed by the Committee, but no ISO shall be exercisable after the expiration of ten years from the date the ISO is granted and no NQSO shall be exercisable after the expiration of ten years and one day from the date such NQSO is granted. Options shall be exercised at such time or times as determined by the Committee at or subsequent to the grant of such options. Payment of the stock option purchase price shall be made in cash, or, at the discretion of the Committee (and in the case of ISOs, if permitted under the terms of the option), in whole or in part, in the form of shares of unrestricted stock of the Corporation already owned by the Awardee, or, in the case of an NQSO, in restricted stock or deferred stock subject to an Award (based on the fair market value of the stock on the date the option is exercised, as determined by the Committee). Except as otherwise authorized by the Committee, in the case of transfers to immediate family members (and/or trusts or partnerships established exclusively for such immediate family members), no option granted under the Plan shall be transferable by the Awardee, otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Awardee, such option shall be exercisable only by such Awardee. Stock options may be granted either alone or in addition to other Awards under the Plan.

   Except in the case of termination of employment because of death or permanent disability, or in the case of a Change of Control (as defined on page 24), or as otherwise determined by the Committee, no stock option shall be exercisable during the twelve-month period ending on the day before the first anniversary date of the granting of the option.

   In the cases of death, retirement, or permanent disability, or as otherwise determined by the Committee, stock options may be exercised after termination of employment, but only within the specified period, as follows:

   (a) In the case of permanent disability, stock options may be exercised within three years after termination of the Awardee's employment with the Corporation or any of its subsidiaries;

   (b) In the case of the death of an Awardee while still in the employ of the Corporation or any of its subsidiaries, stock options may be exercised within fifteen months after the date of death;

   (c) In the case of an employee who dies within the three-year period following termination of employment by reason of retirement or permanent disability, stock options may be exercised within twelve months following the date of death; and

   (d) In the case of an Awardee whose employment is terminated by the Corporation other than for disciplinary reasons (Cause), as defined in the Company Policies section of the Corporation's Employee Handbook, the period within which to exercise any unvested stock option granted under the Plan as of the termination date may be extended for a period up to twelve months, as determined by the Committee or its designee, in order for the option to vest.

   To qualify for preferential tax treatment, ISOs must be exercised within three months after retirement or within one year after termination of employment on account of permanent disability. In the event of termination of service by reason of retirement or permanent disability, if an ISO is exercised after the expiration of such period, the option will thereafter be treated, for purposes of the Plan, as an NQSO. Under no circumstances may any option be exercised after the expiration of the initial term of the option.

RESTRICTED STOCK

   Shares of restricted stock may be granted either alone or in addition to other Awards under the Plan. The Committee shall determine the officers and key employees of the Corporation and its subsidiaries to whom, and the time or time at which, grants of restricted stock will be made, the number of shares to be awarded, the time or times within which the Awards may be subject to forfeiture, and all other conditions of the Awards. The provisions of the Awards need not be the same with respect to each recipient.

   The prospective recipient of an Award of shares of restricted stock shall not, with respect to such Award, be deemed to have become an Awardee, or to have any rights with respect to such Award, until each such recipient executes an agreement evidencing the Award, delivers a fully executed copy thereof to the Corporation, and otherwise complies with the then applicable terms and conditions of the Award.

   Each Awardee shall be issued a certificate with respect to shares of restricted stock awarded under the Plan. Such certificate shall be registered in the name of the Awardee, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

   The stock certificate, appropriately legended, evidencing shares of restricted stock will be held in custody of the Corporation until the restrictions thereon have lapsed and the Awardee has satisfied all tax liabilities in connection with the Award.

   Except as otherwise required by the applicable award agreement, recipients of Awards under the Plan are not required to make any payment other than taxes due or provide consideration other than the rendering of services. Shares of restricted stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions (except to the extent provided in the Plan and described below under "Change of Control"):

       (i) Subject to the provisions of the Plan, during a period set by the Committee commencing with the date of Award (the "restriction period"), the Awardee shall not be permitted to sell, transfer, pledge, or assign shares of restricted stock awarded under the Plan. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

       (ii) Except as provided in the Plan, the Awardee shall have, with respect to the shares of restricted stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock or otherwise reinvested. Certificates for shares of unrestricted stock shall be delivered to the Awardee promptly after, and only after, the restriction period expires.

       (iii) Subject to the provisions of paragraph (iv) below, upon termination of employment for any reason during the restriction period, all shares still subject to restriction shall be forfeited by the Awardee and reacquired by the Corporation.

       (iv) In the event of an Awardee's retirement, permanent disability or death, or in cases of special circumstances, the Committee may, upon finding that a waiver would be in the best interests of the Corporation, waive in whole or in part any remaining restrictions with respect to such Awardee's shares of restricted stock.

DEFERRED STOCK AWARDS

   The Committee may award the right to receive stock that is not to be distributed to the Awardee until after a specified deferral period ("deferred stock") and the Awardee may elect further deferral subject to Committee approval. Such deferred stock Awards may be issued either alone or in addition to other Awards under the Plan. The Committee will determine the officers and key employees of the Corporation to whom deferred stock shall be awarded, the number of shares of deferred stock to be awarded, or a formula specified by the Committee by which the number of shares to be awarded is determined. The Committee shall also determine the duration of the period or period(s) (together with any period of further deferral elected by the Awardee and approved by the Committee, the "deferral period") during which deferred stock Awards may be subject to deferral (including elective deferral) and forfeiture, and all other conditions of such Awards in addition to those described below. The provisions of such Awards need not be the same with respect to each Awardee.

   Except as otherwise required by the applicable Award agreement, recipients of deferred stock Awards under the Plan are not required to make any payment other than taxes due or provide consideration other than the rendering of services. The Committee may provide for a minimum payment at the end of the applicable deferral period based on a percentage of the fair market value on the date of the grant of the number of shares covered by the Award. Deferred stock awarded pursuant to the Plan shall be subject to certain conditions, including, but not limited to the following:

       (i) Subject to the provisions of the Plan, the shares to be issued pursuant to the Award may not be sold, assigned, transferred, pledged, or otherwise encumbered during the deferral period. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

       (ii) Amounts equal to any dividends declared and/or any other amounts deemed earned with respect to the stock subject to deferral will be paid to the Awardee directly, deferred into additional shares or some combination thereof, all as determined by the Committee.

       (iii) During the deferral period, all or a portion of the deferred stock may be subject to risk of forfeiture by the Awardee as determined by the Committee.

       (iv) In the event of the Awardee's retirement, permanent disability or death during the deferral period, or in cases of special circumstances, the Committee may, upon its finding that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all remaining deferral limitations with respect to such Awardee's deferred stock.

OTHER STOCK-BASED AWARDS

   The Committee may grant, either alone or in addition to stock options, restricted stock, and/or deferred stock, other awards that are valued in whole or in part by reference to, or are otherwise based on stock ("other Stock-based Awards"), including without limitation, performance shares, dividend equivalents and convertible debentures.

   Subject to the provisions of the Plan, the Committee shall determine the officers and key employees of the Corporation and its subsidiaries to whom other Stock-based Awards are to be made, the time or times at which such Awards are to be made, the size of such Awards and all other conditions of such Awards, including any restrictions, deferral periods or performance requirements. The Committee may also provide for the grant of stock upon the completion of a specified performance period. The provisions of such Awards need not be the same with respect to each Awardee, and shall be subject to certain conditions, including, but not limited to the following:

       (i) Subject to the provisions of the Plan and except as otherwise determined by the Committee, the shares or interests in shares subject to Awards may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

       (ii) Subject to the provisions of the Plan and the Award agreement, as determined by the Committee at the time of the Award, the recipient shall have the right to receive currently or on a deferred basis interest or dividends, their equivalents, or such other amounts with respect to the number of shares, or interests therein covered by the Award, as determined by the Committee, and the Committee may provide that such amounts or portion thereof (if any), shall be deemed to have been reinvested in additional stock or otherwise reinvested.

       (iii) The Awards shall be subject to such forfeiture provisions as are set forth in the Award agreement, as the Committee shall determine.

       (iv) In the event of the Awardee's retirement, permanent disability or death, or in cases of special circumstances, the Committee may, upon finding that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all remaining limitations imposed with respect to such other Stock-based Award.

       (v) Unless otherwise determined by the Committee, no other Stock-based Award in the nature of a purchase right shall be transferable by the Awardee other than by will or by the laws of descent and distribution, and such purchase rights shall be exercisable during the Awardee's lifetime only by the Awardee.

CHANGE OF CONTROL

   A Change of Control is defined generally as (i) the acquisition of 20% or more of the outstanding voting securities of the Corporation by an individual, entity, or group, other than from the Corporation; (ii) a change in the majority of the board of directors of the Corporation that is not approved by at least a majority of the current directors and those directors similarly approved ("incumbent directors"); (iii) the consummation of a merger, consolidation or similar transaction involving the Corporation, unless immediately following such transaction: (A) more than 60% of the voting power of the resulting corporation's voting securities are represented by the Corporation's voting securities that were outstanding immedi ately prior to the transaction, (B) no person becomes the beneficial owner of 20% or more of the outstanding voting securities of the resulting corporation and (C) at least a majority of the board of directors of the resulting corporation were incumbent directors of the Corporation at the time of the approval of the transaction by the Corporation's board of directors; or (iv) the sale or disposition of all or substantially all of the assets of the Corporation or a liquidation of the Corporation.

   Upon a Change of Control, all options granted under existing Plans would vest and become immediately exercisable. In the case of a company-initiated termination other than for disciplinary reasons as defined in the Company Policies section of the Corporation's Employee Handbook ("Cause"), or by voluntary resignation of the Awardee, in either case within eighteen months following a Change of Control, any stock options held by the Awardee may be exercised by the Awardee until the earlier of six months and one day after such termination or expiration of such options in accordance with their terms. In addition, in the case of restricted stock, deferred stock or other Stock-based Awards, the restriction and deferral periods immediately lapse and the subject shares of or interests in stock become fully vested, and such shares of or interests in stock shall be delivered immediately to the Awardee.

TAX ASPECTS OF STOCK OPTIONS UNDER THE U.S. INTERNAL REVENUE CODE

   The  following  is  a  general  summary  of  the  U.S.   Federal  income  tax
consequences of the grant and exercise of stock options to the optionee and the Corporation. This summary is not intended to provide tax advice to optionees.

   Incentive Stock Options. ISOs granted under the Plan will be subject to the provisions of the Internal Revenue Code. There is no income tax upon grant of an ISO. If shares of Common Stock are issued to an optionee pursuant to an ISO granted as described above, and if no disqualifying disposition of such shares is made by such optionee within one year after the transfer of such shares to such optionee, or within two years after the date of grant, (a) no income will be realized by the optionee at the time of the grant of the option, (b) no income, for regular income tax purposes, will be realized by the optionee at the date of exercise, (c) upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee, for regular income tax purposes, as a long-term capital gain and any loss sustained will be a long-term capital loss, and (d) no deduction will be allowed to the Corporation for Federal income tax purposes. However, if a disposition takes place before the end of such holding periods, then, generally, the optionee will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares) over the exercise price thereof, and the Corporation will be entitled to deduct an amount equal to such income. Upon exercise of an ISO, the optionee may be subject to alternative minimum tax.

   Nonqualified Stock Options. There is no income tax upon grant of an NQSO. With respect to NQSOs granted to optionees under the Plan, (a) no income is realized by the optionee at the time the option is granted, (b) at exercise, ordinary income is realized by the optionee in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price (the amount paid for the shares), and the Corporation receives a tax deduction for the same amount, and (c) on disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss, depending on the holding period for such shares.

   The affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote thereon will be required for approval of this Plan.

   THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT THE STOCKHOLDERS APPROVE THE 1997 STOCK OPTION AND STOCK AWARD PLAN DESCRIBED ABOVE. THIS IS IDENTIFIED AS ITEM 3 ON THE ENCLOSED PROXY CARD.

   The closing price of the Common Stock on the New York Stock Exchange on February 28, 1997, was $90.75 per share.

   PART IV. STOCKHOLDER RESOLUTIONS

   The Corporation has been informed by certain stockholders that they plan to submit resolutions at the Annual Meeting. The Board of Directors and Management believe that adoption of these resolutions is not in the best interests of the Corporation and recommend a vote AGAINST each of them. An affirmative vote of a majority of the votes cast by holders of the Common Stock at the Annual Meeting would be required for the adoption of these resolutions, which are set forth below:

   STOCKHOLDER PROPOSAL RELATING TO TERM LIMITS FOR BOARD MEMBERS

   Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue N.W., Washington, DC 20037, the owner of 100 shares, has stated her intention to submit the following resolution:

"RESOLVED: That the stockholders of Bankers Trust recommend that the Board take the necessary steps so that future outside directors shall not serve for more than six years.

"REASONS: The President of the U.S.A. has a term limit, so do Governors of many states.

"Newer directors may bring in fresh outlooks and different approaches with benefits to all shareholders.

"No director should be able to feel that his or her directorship is until retirement."

   THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT THE STOCKHOLDERS VOTE AGAINST THIS PROPOSAL, WHICH IS IDENTIFIED AS ITEM 4 ON THE ENCLOSED PROXY CARD, FOR THE FOLLOWING REASONS:

   POSITION OF THE BOARD OF DIRECTORS AND MANAGEMENT

   One of the guidelines consistently followed by the Committee on Directors of the Board of Directors in considering the selection of nominees for election or re-election to the Board is the availability of persons of long experience with the affairs of the Corporation. An arbitrary limit on service would deprive the Corporation of the benefits of the judgment and contributions of directors acting on the basis of their accumulated knowledge and experience in the Corporation's affairs gained through years of service. Accordingly, the Board of Directors and Management recommend a vote AGAINST this proposal.

   STOCKHOLDER PROPOSAL RELATING TO CUMULATIVE VOTING

   Mr. John J. Gilbert and Mrs. Margaret R. Gilbert, of 29 East 64th Street, New York, NY 10021-7043, who own 108 shares and 200 shares, respectively, have stated their intention to submit the following resolution:

"RESOLVED: That the stockholders of Bankers Trust New York Corporation, assembled in annual meeting in person and by proxy, hereby request the Board of Directors to take the steps necessary to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit."

"REASONS: Continued very strong support along the lines we suggest were shown at the last annual meeting when 16,812,958 shares, approximately 28.5% of the vote cast (a large increase over the previous year), were cast in favor of this proposal. The vote against included 11,716,901 unmarked proxies.

"A California law provides that all state pension holdings and state college funds, invested in shares, must be voted in favor of cumulative voting proposals, showing increasing recognition of the importance of this democratic means of electing directors.

"The National Bank Act provides for cumulative voting. In many cases companies get around it by forming holding companies without cumulative voting. Banking authorities have the right to question the capability of directors to be on banking boards. In many cases authorities come in after and say the director or directors were not qualified. We were delighted to see the SEC has finally taken action to prevent bad directors from being on boards of public companies. The SEC should have hearings to prevent such persons becoming directors before they harm investors.

"We think cumulative voting is the answer to find new directors for various committees. Some recommendations have been made to carry out the CERES 10 points. The 11th should be, in our opinion, having cumulative voting and ending staggered boards.

"Many successful corporations have cumulative voting. Example, Pennzoil defeated Texaco in that famous case. Ingersoll-Rand also having cumulative voting won two awards. FORTUNE magazine ranked it second in its industry as "America's Most Admired Corporations" and the WALL STREET TRANSCRIPT noted "on almost any criteria used to evaluate management, Ingersoll-Rand excels." In 1994 and 1995 they raised their dividend.

"Lockheed-Martin, as well as VWR Corporation, now have a provision that if anyone has 40% or more of the shares cumulative voting applies, it applies at the latter company.

"In 1995 American Premier adopted cumulative voting. Allegheny Power System tried to take away cumulative voting, as well as put in a stagger system, and stockholders defeated it, showing stockholders are interested in their rights.

"If you agree, please mark your proxy for this resolution; otherwise, it is automatically cast against it, unless you have marked to abstain."

   THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT THE STOCKHOLDERS VOTE AGAINST THIS PROPOSAL, WHICH IS IDENTIFIED AS ITEM 5 ON THE ENCLOSED PROXY CARD, FOR THE FOLLOWING REASONS:

POSITION OF THE BOARD OF DIRECTORS AND MANAGEMENT

   For the twelfth consecutive year, stockholders of Bankers Trust New York Corporation in 1996 rejected this cumulative voting proposal.

   Cumulative voting invites the potential for a minority of stockholders to elect directors who will promote their special interests, rather than the greater interests of the Corporation and the stockholders at large. Election of such individuals would necessarily result in a factional Board of Directors to the detriment of the Corporation and, ultimately, its stockholders. It is important that the Board of Directors be comprised of a cohesive group of experienced, knowledgeable and talented individuals who clearly are working for the benefit of all of the Corporation's stockholders. Accordingly, the Board of Directors and Management recommend a vote AGAINST this proposal.

STOCKHOLDER PROPOSAL RELATING TO MERGER OF THE CORPORATION AND ITS SUBSIDIARIES

   Mr. John Jennings Crapo, of P.O. Box 151, Cambridge, MA 02140-0002, who owns 122 shares, has stated his intention to submit the following resolution:

"RESOLVED: Immediately prior to the approbation by the Board of Directors ("our Board") of BANKERS TRUST NEW YORK CORPORATION ("BTNYC") of any merger of BTNYC or subsidiary of it with another entity, part of a subsidiary with another entity, in each instance our Board is requested to present to stockholders of BTNYC as a shareholder proposal the proposal to merge for shareholder ratification by Stockholders of BTNYC.

"Each proposal it is requested shall contain a balanced presentation of the arguments in FAVOR and AGAINST said merger.

"'Merger' for purpose of this proposal it is requested shall include friendly takeover, purchase of Corporation individually by a group or another entity, hostile takeover or hostile bid, White Knight overtures, but shall not exclude identical or similar demeanor which is described by other speech."

"REASONS: 1978-1994 (inclusive) there have been 1,576 bank failures per statistics [of the] Federal Deposit Insurance Corporations. 1977 there were no banks assisted or closed. 1978 seven banks were assisted or closed: least number of seventeen years in question. 1988 the assisted or closed banks of 221 was the most. Ninety-two is average 1978-1994.

"Events in banking industry in recent years emphasize necessity of all stockholders carefully scrutinizing acquisitions.

"Stockholders at Stockholder Meeting I'm positive shall have other worthy reasons, too, why this proposal may be adopted by BTNYC Stockholders."

   THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT THE STOCKHOLDERS VOTE AGAINST THIS PROPOSAL, WHICH IS IDENTIFIED AS ITEM 6 ON THE ENCLOSED PROXY CARD, FOR THE FOLLOWING REASONS:

POSITION OF THE BOARD OF DIRECTORS AND MANAGEMENT

   Under the Business Corporation Law of the State of New York, which governs the Corporation (the "Business Corporation Law"), normally, stockholders owning two-thirds of all of the Corporation's outstanding stock entitled to vote thereon must approve any plan through which the Corporation would merge with another, unrelated entity. In that context, proponent's proposal is superfluous. Proponent goes further, however, in that he would have stockholders run the ordinary business of the Corporation.

   The Corporation currently has over 400 subsidiaries organized under the laws of over 40 different jurisdictions worldwide, the existence of which enable the Corporation to maximize its legal, tax, accounting and regulatory objectives in the most efficient manner possible. To achieve those objectives and in the conduct of the ordinary business operations of the Corporation, Management from time to time deems it in the best interest of the Corporation to consummate a transaction by means of a merger (as opposed to a purchase or sale of assets or stock) to effect an immaterial acquisition or disposition. Proponent's proposal would require that the Corporation's Board of Directors bring each of these business transactions before a meeting of the stockholders for approval. This would waste large amounts of the Corporation's monetary assets, due to the preparation, solicitation and distribution of proxy statements required prior to each such meeting, as well as the valuable time of the Board of Directors, Management and the Corporation's stockholders. The Business Corporation Law specifies that business of a corporation shall be managed by its board of directors. The effect of proponent's proposal would be to usurp the Board's legally mandated responsibility to manage the business operations of the Corporation and impose that responsibility on the Corporation's stockholders. Accordingly, the Board of Directors and Management recommend a vote AGAINST this proposal.

PART V. OTHER MATTERS

   Management does not know of any other matters that may be presented. If other matters should properly come before the Annual Meeting, or adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote the stock represented by them in accordance with their best judgment pursuant to the discretionary authority included in the proxy.

   The cost of soliciting proxies will be paid by the Corporation. In addition to solicitation by mail, proxies may be solicited personally or by telephone, telegram or telecopier by regular employees of the Corporation and its subsidiaries. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation materials to their principals and the Corporation will reimburse them for the expense of doing so. Kissel-Blake Inc., New York, New York, has been retained to aid in the solicitation of proxies for a fee of $17,500 plus out-of-pocket expenses.

   Any stockholder executing the enclosed form of proxy may revoke it at any time before it is exercised. A proxy may be revoked by delivering to the Corporation a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Where the stockholder specifies a choice with respect to any matter to be acted upon, the shares represented by the proxy will be voted in accordance with such specifications. If not otherwise specified in the proxy, the shares will be voted in the election of directors for the nominees listed in Part I, for ratification of the appointment of the independent auditor, as described in Part II, and for ratification of the 1997 Stock Option and Stock Award Plan, as described in Part III, and will be voted against each of the stockholder proposals described in
Part IV. If a duly executed proxy card is not returned, the shares cannot be voted except by voting in person or by a duly executed proxy presented at the Annual Meeting.

   STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

   A stockholder proposal must be received by the Corporation by November 11, 1997, to be eligible for inclusion in the Proxy Statement for the 1998 Annual Meeting of Stockholders.

                                   By order of the Board of Directors


                                   /s/James T. Byrne, Jr.


                                        JAMES T. BYRNE, JR.
                                        Secretary

                      THIS PAGE INTENTIONALLY LEFT BLANK

                                  APPENDIX A

                BANKERS TRUST NEW YORK CORPORATION 1997 STOCK
                         OPTION AND STOCK AWARD PLAN

SECTION 1. PURPOSE OF THE PLAN.             The Committee  shall also  interpret
                                            the  provisions  of the Plan and any
The purpose of the 1997 Stock Option        Award issued under the Plan (and any
and Stock Award Plan (the "Plan") is        agreements   relating  thereto)  and
to  aid   Bankers   Trust  New  York        supervise the  administration of the
Corporation  and  its   subsidiaries        Plan.
(the  "Corporation") in securing and
retaining  officers  and  other  key           (b)  The  Committee   shall:  (i)
employees of outstanding ability and        select  the  officers  and  the  key
to motivate such  employees to exert        employees of the Corporation and its
their best  efforts on behalf of the        subsidiaries to whom Awards may from
Corporation and its subsidiaries. In        time to time be  granted  hereunder;
addition,  the  Corporation  expects        (ii)  determine   whether  incentive
that it will  benefit from the added        stock options  (under Section 422 of
interest    which   the   respective        the   Code),   nonqualified    stock
Awardees  (as  hereinafter  defined)        options,  restricted stock, deferred
will  have  in  the  welfare  of the        stock, or other Stock-based  Awards,
Corporation  as a  result  of  their        or a combination  of the  foregoing,
ownership or increased  ownership of        are to be granted  hereunder;  (iii)
the common stock of the  Corporation        determine the number of shares to be
(the "Stock" or the "Common Stock").        covered   by  each   Award   granted
                                            hereunder;  (iv) determine the terms
SECTION 2. ADMINISTRATION.                  and  conditions,   not  inconsistent
                                            with the  provisions of the Plan, of
   (a) The Board of Directors of the        any    Award    granted    hereunder
Corporation   (the  "Board")   shall        (including  but not  limited  to any
designate    a    committee     (the        restriction and forfeiture condition
"Committee")  who shall serve at the        on such  Award  and/or the shares of
pleasure of the Board. The Committee        Stock   (as   hereinafter   defined)
may also have other duties, as would        relating  thereto);   (v)  determine
be  the  case  if the  Board  should        whether,  to what  extent  and under
designate  the  Corporation's  Human        what  circumstances  Awards  may  be
Resources  Committee (or a successor        settled  in  cash;   (vi)  determine
thereto)  to act  as  the  Committee        whether,  to what  extent  and under
under  the  Plan.  Unless  the Board        what  circumstances  Stock and other
determines otherwise, each member of        amounts  payable  with respect to an
the    Committee    shall    be    a        Award   under  the  Plan   shall  be
"non-employee  director"  within the        deferred either  automatically or at
meaning   of  Rule   16b-3   of  the        the election of the  Awardee;  (vii)
Securities Exchange Act of 1934 (the        determine  whether,  to what  extent
"Exchange   Act")  and  an  "outside        and under what circumstances  option
director"   within  the  meaning  of        grants and/or other Awards under the
Section   162(m)  of  the   Internal        Plan are to be made, and operate, on
Revenue  Code of 1986 (the  "Code"),        a tandem  basis;  and  (viii) to the
as the same may be amended from time        extent     appropriate,      certify
to time.  The  Committee  shall have        attainment of  performance  goals as
full power and authority, subject to        required  by  Section  162(m) of the
ratification   by   the   Board   by        Code.   Except   in  the   case   of
resolutions  not  inconsistent  with        employees  subject  to Section 16 of
the provisions of the Plan, to grant        the Exchange  Act or Section  162(m)
to  eligible  employees  pursuant to        of  the  Code,   the  Committee  may
the provisions of the Plan (i) stock        authorize   the   Chief    Executive
options  to  purchase  shares,  (ii)        Officer to select awardees and grant
restricted  stock,   (iii)  deferred        awards under the Plan on its behalf.
stock, or (iv) any other Stock-based
Awards  (as   hereinafter   defined)           (c)  All decisions  made  by  the
permitted  hereunder  (each  of  the        Committee pursuant to the provisions
foregoing   being  an  "Award"   and        of the Plan and  related  orders  or
collectively,   the  "Awards").             resolutions  of the Board (as and to
                                            the  extent   permitted   hereunder)
                                            shall be final,
conclusive   and   binding   on  all           assets,  return on assets, return
persons,  including the  individuals           on investment, return on capital,
granted   Awards   under   the  Plan           return  on   equity,   return  on
("Awardees"),  the Corporation,  its           average   common   equity;    (6)
stockholders and employees.                    economic    value   added;    (7)
                                               operating margin; (8) net income,
                                               pre-tax     earnings,     pre-tax
   (d)   If the Committee determines           earnings     before     interest,
that  an Award described in Sections           depreciation  and   amortization,
6, 7, or 8 to be granted to any per-           pre-tax operating  earnings after
son who is designated by the Commit-           interest   expense   and   before
tee as likely  to  be a "covered em-           incentives,     service     fees,
ployee" should qualify as "performa-           extraordinary  or special  items,
nce-based compensation" for purposes           and operating earnings; (9) total
of Section 162(m) of the  Code,  the           stockholder    return   with   or
grant, exercise and/or settlement of           without dividends reinvested; and
such Award (a  "Performance  Award")           (10)  any of the  above  goals as
shall be contingent upon achievement           compared to the  performance of a
of preestablished  performance goals           published or special index deemed
and other terms set forth below:               applicable   by  the   Committee,
                                               including,  but not  limited  to,
   (i) Performance  Goals Generally.           the  Standard  & Poor's 500 Stock
       The  performance   goals  for           Index  or a group  of  comparator
       such Performance Awards shall           companies.
       consist   of  one   or   more
       business   criteria   and   a     (iii) Performance  Period;  Timing  for
       targeted  level or  levels of           Establishing  Performance  Goals.
       performance  with  respect to           Achievement of performance  goals
       each  of  such  criteria,  as           in  respect  of such  Performance
       specified  by  the  Committee           Awards  shall be measured  over a
       consistent  with this Section           performance  period  specified by
       2(d). Performance goals shall           the Committee.  Performance goals
       be   objective    and   shall           shall be  established  not  later
       otherwise       meet      the           than 90 days after the  beginning
       requirements    of    Section           of   any    performance    period
       162(m)   of  the   Code   and           applicable  to  such  Performance
       regulations       thereunder,           Awards,  or at such other date as
       including   the   requirement           may be required or permitted  for
       that the  level or  levels of           "performance-based  compensation"
       performance  targeted  by the           under Section 162(m) of the Code.
       Committee   result   in   the
       achievement   of  performance      (iv) Performance    Award   Pool.  The
       goals  being   "substantially           Committee    may    establish   a
       uncertain." The Committee may           Performance   Award  pool,  which
       determine      that      such           shall be an  unfunded  pool,  for
       Performance  Awards  shall be           purposes   of    measuring    the
       granted,   exercised   and/or           Corporation's    performance   in
       settled upon  achievement  of           connection    with    Performance
       any one  performance  goal or           Awards.   The   amount   of  such
       that   two  or  more  of  the           Performance  Award  pool shall be
       performance   goals  must  be           based upon the  achievement  of a
       achieved  as a  condition  to           performance  goal or goals  based
       grant,     exercise    and/or           on one or  more  of the  business
       settlement       of      such           criteria  set  forth  in  Section
       Performance           Awards.           2(d)(ii)  hereof during the given
       Performance  goals may differ           performance  period, as specified
       for    Performance     Awards           by the  Committee  in  accordance
       granted to any one Awardee or           with  Section  2(d)(iii)  hereof.
       to different Awardees.                  The  Committee  may  specify  the
                                               amount of the  Performance  Award
  (ii) Business  Criteria.   One  or           pool  as a  percentage  of any of
       more    of   the    following           such   business    criteria,    a
       business   criteria  for  the           percentage thereof in excess of a
       Corporation,       on       a           threshold  amount,  or as another
       consolidated   basis,  and/or           amount which
       for specified subsidiaries or
       business    units    of   the
       Corporation    (except   with
       respect    to    the    total
       stockholder     return    and
       earnings per share criteria),
       shall    be   used   by   the
       Committee   in   establishing
       performance  goals  for  such
       Performance    Awards:    (1)
       pre-tax or after-tax earnings
       per share; (2) revenues;  (3)
       cash  flow;   (4)  cash  flow
       return  on  investment;   (5)
       return on net
       need  not  bear  a   strictly        the  number  of  shares  subject  to
       mathematical  relationship to        restricted stock,  deferred stock or
       such business criteria.              other  Stock-based   Awards  granted
                                            under the Plan as may be  determined
   (v) Settlement   of   Performance        to be  appropriate by the Committee;
       Awards;      Other     Terms.        provided  that the  number of shares
       Settlement       of      such        subject to any Award shall always be
       Performance  Awards  shall be        a whole number; and provided further
       in   cash,    Stock,   or   a        that,   with  respect  to  incentive
       combination   of   cash   and        stock  options,  no such  adjustment
       Stock,  at the  discretion of        shall be  authorized  to the  extent
       the Committee.  The Committee        that such adjustment would cause the
       may  reduce  the  amount of a        Plan to violate Section 422(b)(1) of
       settlement  otherwise  to  be        the Code or any successor  provision
       made in connection  with such        thereto. In addition, subject to the
       Performance  Awards,  but may        limitations  provided in Sections 7,
       not  exercise  discretion  to        10  and  12(e),   the  Committee  is
       increase   any  such   amount        authorized  to make  adjustments  in
       payable    to   a    "covered        the terms  and  conditions  of,  and
       employee"  in  respect  of  a        performance  criteria  relating  to,
       Performance  Award subject to        Awards in  recognition of unusual or
       this   Section   2(d).    The        nonrecurring    events    (including
       Committee  shall  specify the        without limitation, events described
       circumstances  in which  such        in  this  paragraph)  affecting  the
       Performance  Awards  shall be        Corporation    or   the    financial
       paid  or   forfeited  in  the        statements of the Corporation, or in
       event   of   termination   of        response  to changes  in  applicable
       employment   by  the  Awardee        laws,   regulations  and  accounting
       prior   to   the   end  of  a        principles.
       performance     period     or
       settlement   of   Performance        SECTION 4. ELIGIBILITY.
       Awards.   Where   applicable,
       prior  to  any   Award,   the        Officers and other key  employees of
       Committee    shall    certify        the Corporation and its subsidiaries
       attainment   of   performance        who   are    responsible   for   the
       goals   for   the   specified        management, growth, profitability or
       period thereon.                      protection  of the  business  of the
                                            Corporation or its  subsidiaries are
SECTION 3. STOCK SUBJECT TO THE PLAN.       eligible to be granted  Awards under
                                            the  Plan.  The  Awardees  under the
Except as otherwise provided by this        Plan shall be selected  from time to
Section  3 and  subject  to  Section        time  by the  Committee  from  among
12(e), the total number of shares of        those eligible.
the  Common  Stock   available   for
distribution  under  the  Plan is 20        For  the  purposes  of the  Plan,  a
million. Such shares may consist, in        subsidiary of the Corporation  shall
whole or in part, of authorized  and        be any corporation which at the time
unissued shares or treasury  shares,        qualifies  as a  subsidiary  thereof
except that treasury  shares must be        under the  definition of "subsidiary
used  in  the  case  of   restricted        corporation"  in  Section  424(f) of
stock.  If any shares that have been        the Code.
optioned  cease  to  be  subject  to
option,  or if any shares subject to        SECTION 5. STOCK OPTIONS.
any restricted stock, deferred stock
or  any  other   Stock-based   Award        Any stock option  granted  under the
granted  hereunder  are forfeited or        Plan  shall  be in  such form as the
such  Award   otherwise   terminates        Committee  may  from  time  to  time
without   the   actual   or   deemed        approve. Any such option   shall  be
delivery of such shares, such shares        subject to the  following  terms and
shall   again   be   available   for        conditions  and  shall  contain such
distribution under the Plan.                additonal terms and conditions,  not
                                            inconsistent with the  provisions of
                                            the  Plan  as  the  Committee  shall
In  the   event   of   any   merger,        deem desirable.
reorganization,       consolidation,
recapitalization,   stock  dividend,           (a) Option  Type.   Each   option
extraordinary   cash   or   property        shall state  whether it will or will
dividend,   or   other   change   in        not be  treated   as  an   incentive
corporate  structure  affecting  the        stock option.
Stock, such adjustment shall be made
in the  aggregate  number  of shares           (b) Option  Price.  The  purchase
which  may be  delivered  under  the        price   per   share  of  the   Stock
Plan,  in the number  and/or  option        purchasable  under  a  stock  option
price   of   shares    subject    to        shall   be    determined    by   the
outstanding  options  granted  under        Committee, but
the Plan,  pursuant to this  Section
3, and/or
will  not be less  that  100% of the           der  paragraph  (iii),  shall not
fair  market  value of the  Stock on           constitute  a Change of  Control;
the date of the grant of the option,           or
as  determined  in  accordance  with
procedures    established   by   the     (ii)  Individuals   who,   as  of April
Committee.                                     15,  1997,  constitute  the Board
                                               (the "Incumbent Directors") cease
   (c)  Option  Period.  The term of           for any reason to  constitute  at
each stock  option shall be fixed by           least a  majority  of the  Board,
the  Committee,   but  no  incentive           provided   that  any   individual
stock  option  shall be  exercisable           becoming a director subsequent to
after  the  expiration  of 10  years           April 15, 1997,  whose  election,
from the date the  option is granted           or nomination for election by the
and  no  nonqualified  stock  option           Corporation's  stockholders,  was
shall  be   exercisable   after  the           approved  by a vote of at least a
expiration  of 10 years  and one day           majority    of   the    Incumbent
from the date the option is granted.           Directors   then  on  the   Board
                                               (either by a specific  vote or by
   (d) Exercisability. Stock options           approval  of the proxy  statement
shall be exercisable at such time or           of the  Corporation in which such
times as determined by the Committee           person  is named  as a  director,
at or  subsequent  to grant.  Unless           without written objection to such
otherwise    determined    by    the           nomination) shall be an Incumbent
Committee at or subsequent to grant,           Director; provided, however, that
no stock option shall be exercisable           no individual  initially  elected
during  the  twelve   month   period           or nominated as a director of the
ending on the day  before  the first           Corporation  as a  result  of  an
anniversary  date of the granting of           actual  or  threatened   election
the  option,  except as  provided in           contest with respect to directors
paragraphs  (g),  (h) or (i) of this           or  as  a  result  of  any  other
Section 5; provided,  however,  that           actual or threatened solicitation
notwithstanding the foregoing,  from           of proxies or  consents  by or on
and  after a Change of  Control  (as           behalf of any  person  other than
hereinafter   defined)   all   stock           the Board  shall be an  Incumbent
options outstanding as of the Change           Director; or
of Control shall become  immediately
exercisable  to the full  extent  of    (iii)  The      consummation      of   a
the original Award.                            reorganization,           merger,
                                               consolidation,   statutory  share
As used herein,  "Change of Control"           exchange   or  similar   form  of
shall mean the  occurrence of one of           corporate  transaction  involving
the following events:                          the  Corporation  or  any  of its
                                               subsidiaries  that  requires  the
   (i) The  acquisition,  other than           approval  of  the   Corporation's
       from the Corporation,  by any           stockholders for such transaction
       individual,  entity  or group           or the issuance of  securities in
       (within    the   meaning   of           such a  transaction  (a "Business
       Section  13(d)(3) or 14(d)(2)           Combination"), unless immediately
       of the  Exchange  Act,  as in           following      such      Business
       effect on April 15,  1997) of           Combination: (A) more than 60% of
       beneficial  ownership (within           the total voting power of (x) the
       the  meaning  of  Rule  13d-3           corporation  resulting  from such
       promulgated     under     the           Business     Combination     (the
       Exchange  Act as in effect on           "Surviving Corporation"),  or (y)
       April  15,  1997)  of  20% or           if   applicable,   the   ultimate
       more of the  combined  voting           parent  corporation that directly
       power of the then outstanding           or  indirectly   has   beneficial
       voting   securities   of  the           ownership  of 100% of the  voting
       Corporation  entitled to vote           securities   eligible   to  elect
       generally  in the election of           directors   of   the    Surviving
       directors  (the  "Corporation           Corporation      (the     "Parent
       Voting          Securities");           Corporation"),  is represented by
       provided,  however,  that any           Corporation   Voting   Securities
       acquisition    (A)   by   the           that were outstanding immediately
       Corporation       or      its           prior     to    such     Business
       subsidiaries,   (B)   by  any           Combination  (or, if  applicable,
       employee   benefit  plan  (or           is  represented  by  shares  into
       related  trust)  sponsored or           which  such  Corporation   Voting
       maintained by the Corporation           Securities were con-
       or any  of its  subsidiaries,
       (C)   by   any    underwriter
       temporarily           holding
       securities   pursuant  to  an
       offering of such  securities,
       or   (D)    pursuant   to   a
       Non-Qualifying    Transaction
       un-
       verted   pursuant   to   such        result  of  the  acquisition  of the
       Business Combination), (B) no        Corporation Voting Securities by the
       person    (other    than   an        Corporation  which,  by reducing the
       employee   benefit   plan  or        number  of  shares  of   Corporation
       related  trust  sponsored  or        Voting    Securities    outstanding,
       maintained  by the  Surviving        increases  the  percentage of shares
       Corporation   or  the  Parent        beneficially  owned by such  person;
       Corporation)  is  or  becomes        provided,   that  if  a  Change   of
       the     beneficial     owner,        Control  would  occur as a result of
       directly  or  indirectly,  of        such   an    acquisition    by   the
       20%  or  more  of  the  total        Corporation    (if   not   for   the
       voting     power    of    the        operation  of  this  sentence),  and
       outstanding voting securities        after the Corporation's  acquisition
       eligible  to elect  directors        such person  becomes the  beneficial
       of  the  Parent   Corporation        owner  of   additional   shares   of
       (or,  if there  is no  Parent        Corporation  Voting  Securities that
       Corporation,   the  Surviving        increases    the    percentage    of
       Corporation) and (C) at least        Corporation     Voting    Securities
       a majority  of the members of        beneficially  owned by such  person,
       the board of directors of the        then  a  Change  of  Control   shall
       Parent  Corporation  (or,  if        occur.
       there     is    no     Parent
       Corporation,   the  Surviving
       Corporation)   following  the           (e)  Method  of  Exercise.  Stock
       consummation  of the Business        options may be exercised in whole or
       Combination   were  Incumbent        in part by giving  written notice of
       Directors  at the time of the        exercise    to    the    Corporation
       Board's   approval   of   the        specifying  the  number of shares to
       execution   of  the   initial        be  purchased.  Such notice shall be
       agreement  providing for such        accompanied  by  payment  in full of
       Business   Combination   (any        the purchase  price.  The  Committee
       Business   Combination  which        may authorize payment in whole or in
       satisfies all of the criteria        part  of the  purchase  price  to be
       specified in (A), (B) and (C)        made in  unrestricted  stock already
       above shall be deemed to be a        owned  by the  Awardee,  or,  in the
       "Non-Qualifying                      case of a nonqualified stock option,
       Transaction"); or                    in  restricted   stock  or  deferred
                                            stock subject to an Award  hereunder
   (iv)The     sale     or     other        (based upon the fair market value of
       disposition    of    all   or        the stock on the date the  option is
       substantially   all   of  the        exercised,   as  determined  by  the
       assets of the  Corporation or        Committee,  or in any  other  manner
       a    liquidation    of    the        approved  by  the  Committee).   The
       Corporation.                         Committee may authorize such payment
                                            at or after  grant,  except  that in
Anything   herein  to  the  contrary        the  case  of  an  incentive   stock
notwithstanding, with respect to any        option, any right to make payment in
Awardee,  a Change of Control  shall        unrestricted   stock  already  owned
not be  deemed to have  occurred  if        must be  included  in the  option at
such Change of Control  results from        the  time of  grant.  No  shares  of
or arises out of a purchase or other        Stock  shall be  issued  until  full
acquisition   of  the   Corporation,        payment   therefor  has  been  made.
directly   or   indirectly,   by   a        Subject  to  paragraph  (k) of  this
corporation or other entity in which        Section 5, an Awardee shall have the
such Awardee has or obtains a direct        right to dividends  and other rights
or    indirect    equity    interest        of a  shareholder  with  respect  to
immediately    prior   to,   or   in        shares  subject to the  option  when
connection   with,  such  Change  of        the Awardee has given written notice
Control; provided, however, that the        of  exercise,  has  paid in full for
limitation    contained    in   this        such shares and, if  requested,  has
sentence  shall not apply in respect        given the  representation  described
of any  direct  or  indirect  equity        in paragraph (a) of Section 12.
interest in a  corporation  or other
entity (a) which equity  interest is           (f)     Nontransferability     of
less than 1% of such entity's equity        Options.  Except as provided in this
interests,  or (b) which is received        paragraph,  no stock option shall be
by   such   Awardee    without   the        transferable    by    the    Awardee
Awardee's concurrence or consent, as        otherwise  than  by  will  or by the
a result of or in connection  with a        laws of  descent  and  distribution,
purchase or other acquisition of the        and    such    option    shall    be
Corporation  by such  corporation or        exercisable,  during  the  Awardee's
other entity.                               lifetime,  only by the Awardee.  The
                                            Committee  may  authorize  all  or a
Notwithstanding  the  foregoing,   a        portion of the options to be granted
Change  of  Control   shall  not  be        to all or select employees
deemed to occur  solely  because any
person acquires beneficial ownership
of 20% or  more  of the  Corporation
Voting Securities as a
on terms  which  permit  transfer by        stated   period   of   the   option,
such  optionee  to (i)  the  spouse,        whichever period is the shorter,  at
children  or  grandchildren  of  the        which  time the stock  option  shall
optionee      ("Immediate     Family        terminate;  provided, however, that,
Members"),  (ii) a trust  or  trusts        if  the  Awardee  dies  within  such
for the  exclusive  benefit  of such        three-year  period,  any unexercised
Immediate  Family Members,  or (iii)        stock  option  held by such  Awardee
an  entity in which  such  Immediate        shall  thereafter be  exercisable to
Family  Members are the only holders        the   extent   to   which   it   was
of equity interests,  provided that,        exercisable at the time of death for
unless  otherwise  determined by the        a period of twelve  months  from the
Committee,   (x)  there  may  be  no        date of the  Awardee's  death or for
consideration for any such transfer,        the  stated  period  of the  option,
(y)  the  stock   option   agreement        whichever period is the shorter.
pursuant  to which such  options are
granted  must  be  approved  by  the           (i)  Other  Termination.   Unless
Committee,    and   must   expressly        otherwise    determined    by    the
provide  for  transferability  in  a        Committee at or after  grant,  if an
manner  consistent with this Section        Awardee's employment  terminates for
5, and (z)  subsequent  transfers of        any   reason   other   than   death,
transferred    options    shall   be        permanent disability, or retirement,
prohibited     except    those    in        the  stock  option  shall  thereupon
accordance  with  paragraph  (g)  of        terminate;  provided,  however, that
this Section 5. Following  transfer,        if such  termination is by action of
any such options  shall  continue to        the  Corporation,   other  than  for
be  subject  to the same  terms  and        disciplinary  reasons, as defined in
conditions   as   were    applicable        the Company  Policies section of the
immediately   prior   to   transfer,        Corporation's    Employee   Handbook
provided   that  for   purposes   of        ("Cause"),   the   exercise   period
Section 4 hereof, the term "Awardee"        within   which   to   exercise   any
shall  be  deemed  to  refer  to the        unvested  stock options  outstanding
transferee.     The     events    of        as of the date of termination may be
termination of employment of Section        extended  for a  period  of up to 12
5  hereof   shall   continue  to  be        months   following  the  termination
applied with respect to the original        date, as determined by the Committee
Awardee, following which the options        or its  designee,  in order to allow
shall   be    exercisable   by   the        such  options  to  vest;   provided,
transferee  only to the  extent  and        further, that if such termination is
for the  periods  specified  in this        by action of the Corporation,  other
Section 5.                                  than  for  Cause,  or  by  voluntary
                                            resignation   of  the  Awardee,   in
   (g) Termination by Death.  Except        either   case   within   18   months
to the extent otherwise  provided by        following a Change of  Control,  any
the  Committee  at or after the time        stock  options  held by the  Awardee
of grant, if an Awardee's employment        may  be  exercised  by  the  Awardee
by the Corporation and/or any of its        until the  earlier of six months and
subsidiaries terminates by reason of        one day after  such  termination  or
death,  the stock  option shall vest        expiration  of such stock options in
and all  outstanding  options  shall        accordance with their terms.
thereafter      be       immediately
exercisable  in  full  by the  legal           (j) Option Buyout.  The Committee
representative  of the  estate or by        may at any time repurchase an option
the legatee of the Awardee under the        with  the  consent  of the  Awardee,
will of the Awardee, for a period of        based on such  terms and  conditions
fifteen months from the date of such        as the Committee shall establish and
death or until the expiration of the        communicate  to the  Awardee  at the
stated   period   of   the   option,        time such offer is made.
whichever is shorter,  at which time
the stock option shall terminate.              (k)  Form  of   Settlement.   The
                                            Committee  may provide,  at the time
   (h)   Termination  by  Reason  of        of  grant,  that  the  shares  to be
Permanent Disability.  Except to the        issued  upon  an  option's  exercise
extent  otherwise  provided  by  the        shall be in the  form of  restricted
Committee  at or  after  the time of        stock  or  deferred  stock,  or  may
grant, if an Awardee's employment by        reserve,  other than with respect to
the  Corporation  and/or  any of its        incentive  stock options,  the right
subsidiaries terminates by reason of        to so  provide  after  the  time  of
permanent   disability,   any  stock        grant.
option  held by such  Awardee  shall
vest,   and  shall   thereafter   be        SECTION 6. RESTRICTED STOCK.
immediately  exercisable in full for
a  period  of three  years  from the           (a)  Stock  and   Administration.
date   of   such    termination   of        Shares  of  restricted  stock may be
employment or the expiration of the         issued either alone or in
addition to stock options,  deferred           dorsed in blank,  relating to the
stock  or other  Stock-based  Awards           stock covered by such Award.
granted   under   the   Plan.    The
Committee    shall   determine   the           (c)  Restrictions and Conditions.
officers  and key  employees  of the        The  shares  of   restricted   stock
Corporation and its  subsidiaries to        awarded  pursuant  to the Plan shall
whom,  and  the  time  or  times  at        be   subject   to   the    following
which,  grants of  restricted  stock        restrictions and conditions:
will be made,  the  number of shares
to be  awarded,  the  time or  times           (i) Subject to the  provisions of
within  which  such  Awards  may  be               the Plan  during a period set
subject to forfeiture, and all other               by the  Committee  commencing
conditions   of  the   Awards.   The               with the  date of such  Award
provisions   of   restricted   stock               (the  "restriction  period"),
Awards  need  not be the  same  with               the  Awardee   shall  not  be
respect to each recipient.                         permitted to sell,  transfer,
                                                   pledge,  or assign  shares of
   (b) Awards and Certificates.  the               restricted    stock   awarded
prospective recipient of an Award of               under the Plan.  Within these
shares  of  restricted  stock  shall               limits,   the  Committee  may
not, with respect to such Award,  be               provide for the lapse of such
deemed to have become an Awardee, or               restrictions  in installments
to have any rights  with  respect to               where deemed appropriate.
such  Award,  until and unless  such
recipient  shall  have  executed  an           (ii)Except   as    provided    in
agreement   or   other    instrument               paragraph   (c)(i)   of  this
evidencing the award and delivered a               Section 6, the Awardee  shall
fully  executed  copy thereof to the               have  with   respect  to  the
Corporation,  and otherwise complied               shares of  restricted  stock,
with the then  applicable  terms and               all   the    rights    of   a
conditions, and then:                              shareholder       of      the
                                                   Corporation,   including  the
   (i) Such Awardee  shall be issued               right to vote the  restricted
       a   stock    certificate   in               stock,   and  the   right  to
       respect    of    shares    of               receive  any   dividends   or
       restricted    stock   awarded               distribution.  The  Committee
       under    the    Plan.    Such               may  permit  or  require  the
       certificate      shall     be               payment of cash  dividends to
       registered in the name of the               be   deferred   and,  if  the
       Awardee,  and  shall  bear an               Committee   so    determines,
       appropriate  legend referring               reinvested    in   additional
       to the terms, conditions, and               shares of restricted stock or
       restrictions   applicable  to               otherwise         reinvested.
       such Award,  substantially in               Certificates  for  shares  of
       the following form:                         unrestricted  stock  shall be
                                                   delivered   to  the   Awardee
       "The  transferability of this               promptly   after,   and  only
       certificate and the shares of               after,    the    period    of
       stock represented  hereby are               restriction    shall   expire
       subject   to  the  terms  and               without forfeiture in respect
       conditions         (including               of such shares of  restricted
       forfeiture)  of  the  Bankers               stock.
       Trust  New  York  Corporation
       1997  Stock  Option and Stock         (iii) Subject  to  the   provisions
       Award  Plan and an  Agreement               of   paragraph   (c)(iv)   or
       entered   into   between  the               (c)(v)  of  this  Section  6,
       registered  owner and Bankers               upon      termination      of
       Trust  New York  Corporation.               employment   for  any  reason
       Copies   of  such   Plan  and               during    the     restriction
       Agreement  are on file in the               period,   all  shares   still
       offices of Bankers  Trust New               subject to restriction  shall
       York Corporation, 130 Liberty               be  forfeited  by the Awardee
       Street, New York, NY 10006."                and    reacquired    by   the
                                                   Corporation.
   (ii)The  Committee  shall require
       that the  stock  certificates          (iv) In the event of an  Awardee's
       evidencing   such  shares  be               retirement,         permanent
       held   in   custody   by  the               disability,  or death,  or in
       Corporation     until     the               cases       of        special
       restrictions   thereon  shall               circumstances,  the Committee
       have    lapsed    and   shall               may, in its sole  discretion,
       require,  as a  condition  of               when it  finds  that a waiver
       any  restricted  stock Award,               would    be   in   the   best
       that the  Awardee  shall have               interests of the Corporation,
       delivered a stock power, en-                waive in whole or in
       part any or all of  remaining           may  be  subject  to  a  risk  of
       restrictions  with respect to           forfeiture  during  all  or  such
       such   Awardee's   shares  of           portion of the Deferral Period or
       restricted stock.                       Elective   Deferral   Period   as
                                               determined by the  Committee.  At
   (v) Notwithstanding  anything  in           the  expiration  of the  Deferral
       the    foregoing    to    the           Period  and   Elective   Deferral
       contrary,  upon a  Change  of           Period,  share certificates shall
       Control     any    and    all           be delivered  to the Awardee,  or
       restrictions   on  restricted           the        Awardee's        legal
       stock shall lapse, regardless           representative, in a number equal
       of  the  restriction   period           to the  number of shares  covered
       established by the Committee,           by the deferred stock Award.
       and all such restricted stock
       shall become fully vested and      (ii) Amounts   equal  to any dividends
       nonforfeitable  and  promptly           declared and/or any other amounts
       distributed.                            deemed  earned  (such as  credits
                                               based   on   the    Corporation's
SECTION 7. DEFERRED STOCK AWARDS.              primary  earnings per share) will
                                               be paid to the Awardee  directly,
    (a)  Stock  and  administration.          deferred into  additional  shares
Awards of the right to receive Stock          or some combination  thereof, all
that  are not to be  distributed  to          as determined by the Committee.
the Awardee  until after a specified
deferral  period (such Award and the    (iii) In  the  event of  the  Awardee's
deferred Stock delivered  thereunder          retirement,  permanent disability
hereinafter  as  the  context  shall          or  death   during  the  Deferral
require,  the "deferred  stock") may          Period  (or   Elective   Deferral
be made either  alone or in addition          Period, where applicable),  or in
to stock options or restricted stock          cases of  special  circumstances,
or other Stock-based  Awards granted          the Committee  may, when it finds
under the Plan. The Committee  shall          that  a  waiver  would  be in the
determine   the   officers  and  key          best interest of the Corporation,
employees of the Corporation and its          waive  in whole or in part any or
subsidiaries  to whom deferred stock          all  of  the  remaining  deferral
shall  be  awarded,  the  number  of          limitations   imposed   hereunder
shares  of  deferred   stock  to  be          with respect to any or all of the
awarded  or a  formula  by which the          Awardee's     deferred     stock.
number of shares of  deferred  stock          Anything   in  the  Plan  to  the
to be  awarded  is  determined.  The          contrary  notwithstanding,   upon
Committee  shall also  determine the          the  occurrence  of a  Change  of
duration    of   the   period   (the          Control,  the Deferral Period and
"Deferral Period") during which, and          the Elective Deferral Period with
the conditions under which,  receipt          respect  to each  deferred  stock
of stock will be  deferred,  and the          Award  shall  expire  immediately
terms and conditions of the Award in          and   all   share    certificates
addition  to  those   contained   in          relating to such Awards  shall be
paragraph (b) of this Section 7. The          delivered    promptly   to   each
Committee  may provide for a minimum          Awardee  or the  Awardee's  legal
payment at the end of the applicable          representative.
Deferral  Period  based  on a stated
percentage  of the fair market value     (iv) Prior   to   completion   of  the
on the date of  grant of the  number          Deferral  Period,  an Awardee may
of  shares  covered  by  a  deferred          elect to further defer receipt of
stock  Award.   The   provisions  of          the Award for a specified  period
deferred  stock  Awards  need not be          or until a  specified  event (the
the  same  with   respect   to  each          "Elective    Deferral   Period"),
recipient.                                    subject   in  each  case  to  the
                                               approval  of  the  Committee  and
   (b)   Terms    and    Conditions.           under    such    terms   as   are
Deferred  stock Awards made pursuant           determined by the Committee.
to this  Section 7 shall be  subject
to   the    following    terms   and       (v) Each Award  under this  Section 7
conditions:                                    shall be  confirmed by a deferred
                                               stock    agreement    or    other
   (i) Subject to the  provisions of           instrument    executed   by   the
       the  Plan,  the  shares to be           Corporation and by the Awardee.
       issued pursuant to a deferred
       stock  Award may not be sold,
       assigned,        transferred,
       pledged     or      otherwise
       encumbered     during     the
       Deferral  Period (or Elective
       Deferral    Period   (defined
       below),   where  applicable),
       and all or a portion of which

SECTION 8. OTHER STOCK-BASED AWARDS.               been reinvested in additional
                                                   Stock      or       otherwise
   (a)  Stock  and   Administration.               reinvested.
Other  awards of the Stock and other
Awards  that are  valued in whole or         (iii) Any    Awards    under   this
in  part  by  reference  to,  or are               Section   8  and  any   Stock
otherwise   based   on,   the  Stock               covered by any such Award may
("other    Stock-based     Awards"),               be forfeited to the extent so
including    (without    limitation)               provided    in   the    Award
performance     shares,     dividend               agreement,  as  determined by
equivalents,     and     convertible               the Committee.
debentures,  may be  granted  either
alone or in addition to other Awards          (iv) In the event of the Awardee's
granted  under the Plan.  Subject to               retirement,         permanent
the  provisions  of  the  Plan,  the               disability  or  death,  or in
Committee   shall   have   sole  and               cases       of        special
complete  authority to determine the               circumstances,  the Committee
officers  and key  employees  of the               may,  when  it  finds  that a
Corporation   and/or   any   of  its               waiver  would  be in the best
subsidiaries to whom and the time or               interests of the Corporation,
times    at   which    such    other               waive in whole or in part any
Stock-based  Awards  shall  be made,               or  all   of  the   remaining
the  number of shares of Stock to be               limitations imposed hereafter
awarded   pursuant   to  such  other               (if any) with  respect to any
Stock-based  awards,  and all  other               or  all  Awards   under  this
conditions of the other  Stock-based               Section  8.  Anything  in the
Awards.   The   Committee  may  also               Plan    to    the    contrary
provide  for the grant of Stock upon               notwithstanding,          any
the   completion   of  a   specified               limitations    imposed   with
performance  period.  The provisions               respect  to any  Award  under
of other Stock-based Awards need not               this Section 8, including any
be the  same  with  respect  to each               provision  providing  for the
recipient.                                         forfeiture of any Award under
                                                   any    circumstance,    shall
   (b) Terms and  Conditions.  Other               terminate  immediately upon a
Stock-based  Awards made pursuant to               Change  of  Control  and  the
this  Section 8 shall be  subject to               number of shares or interests
the following terms and conditions:                in the Stock  subject to such
                                                   Award shall be  delivered  to
   (i) Subject to the  provisions of               the Awardee  (or, in the case
       the  Plan,   and   except  as               of an Award  with  respect to
       otherwise  determined  by the               which  such   number  is  not
       Committee,      shares     or               determinable,  such number of
       interests  in shares  subject               shares  or  interests  in the
       to  Awards  made  under  this               Stock as is determined by the
       Section  8,  may not be sold,               Committee  and set  forth  in
       assigned,        transferred,               the terms of such Award).
       pledged     or      otherwise
       encumbered  prior to the date           (v) Each Award under this Section
       on  which  the   shares   are               8 shall  be  confirmed  by an
       issued,  or,  if  later,  the               agreement       or      other
       date on which any  applicable               instrument.
       restriction,  performance  or
       Deferral Period lapses.                (vi) Unless  otherwise  determined
                                                   by the  Committee,  no  other
   (ii)Subject to the  provisions of               Stock-based   award   in  the
       the   Plan   and  the   Award               nature  of a  purchase  right
       agreement,  the  recipient of               shall be  transferable by the
       Awards  under this  Section 8               Awardee   otherwise  than  by
       shall be entitled to receive,               will   or  by  the   laws  of
       currently  or  on a  deferral               descent and distribution, and
       basis,  interest or dividends               such purchase rights shall be
       or   interest   or   dividend               exercisable     during    the
       equivalents   or  such  other               Awardee's  lifetime  only  by
       amounts  with  respect to the               the Awardee.
       number of shares or interests
       therein    covered   by   the        SECTION 9.    TRANSFER, LEAVE OF AB-
       Awards,  as determined at the        SENCE, ETC.
       time  of  the  Awards  by the
       Committee,  and the Committee        For the  purposes  of the Plan (a) a
       may provide that such amounts        transfer  of an  employee  from  the
       or portion  thereof (if any),        Corporation   to  a  subsidiary   or
       as    determined    by    the        affiliate of the Corporation whether
       Committee  shall be deemed to        or not incorporated,  or vice versa,
       have                                 or from one subsidiary or affiliate,
                                            whether  or  not  incorporated,   to
                                            another,  (b) a  leave  of  absence,
                                            duly authorized in writing
by the Corporation for sickness,  or        SECTION 12. GENERAL PROVISIONS.
for any other  purpose  approved  by
the  Corporation  if the  period  of           (a)  The  Committee  may  require
such    leave    does   not   exceed        each   Awardee   purchasing   shares
eighty-four days, and (c) a leave of        pursuant  to an Award under the Plan
absence  in  excess  of  eighty-four        to  represent  to and agree with the
days,  duly authorized in writing by        Corporation  in  writing  that  such
the   Corporation,    provided   the        Awardee  is  acquiring   the  shares
employee's  right to  employment  is        without   a  view  to   distribution
guaranteed  either by  statute or by        thereof.  The  certificate  for such
contract,  shall  not  be  deemed  a        shares may include any legend  which
termination of employment.                  the Committee  deems  appropriate to
                                            reflect    any    restrictions    on
SECTION    10.     AMENDMENTS    AND        transfer.
TERMINATION.
                                               (b) All  certificates  for shares
The  Board  may   amend,   alter  or        of Stock  delivered  under  the Plan
discontinue the Plan at any time and        pursuant   to  any  Award  shall  be
in any  manner;  provided,  however,        subject   to   such   stock-transfer
that no  amendment,  alteration,  or        orders and other restrictions as the
discontinuance  shall  be  made  (i)        Committee may deem  advisable  under
which would materially and adversely        the  rules,  regulations,  and other
affect  the  rights  of  an  Awardee        requirements  of the  Securities and
under an Award  theretofore  granted        Exchange   Commission,   any   stock
without the  Awardee's  consent,  or        exchange  upon  which  the  Stock is
(ii)  without  the  approval  of the        then  listed,   and  any  applicable
stockholders,  if such  approval  is        Federal or state securities law, and
required  under  applicable  law  or        the  Committee may cause a legend or
stock  exchange rule or in order for        legends   to  be  put  on  any  such
the Plan to  continue to comply with        certificates  to  make   appropriate
Section 162(m) of the Code.                 reference to such restrictions.

The Committee may amend the terms of           (c) Awards granted under the Plan
any   Award   theretofore   granted,        may,  in  the   discretion   of  the
prospectively or retroactively,  but        Committee,  be granted  either alone
no such amendment  shall  materially        or in addition  to, in tandem  with,
and  adversely  affect the rights of        or in  substitution  for,  any other
any Awardee  without such  Awardee's        Awards   granted   under  the  Plan.
consent.     Notwithstanding     the        Awards  granted in addition to or in
foregoing,    the   Board   or   the        tandem  with  other  Awards  may  be
Committee  may  amend  the  Plan  or        granted  either  at the same time as
terms of any outstanding  Award held        or  at a  different  time  from  the
by a person then  subject to Section        grant  of  such  other  Awards.  The
16 of the  Exchange  Act without the        exercise  price of any option or the
consent  of any  Awardee in order to        purchase    price   of   any   other
preserve   exemptions   under   said        Stock-based Award in the nature of a
Section   16  which  are  or  become        purchase     right     granted    in
available  from  time to time  under        substitution for outstanding  Awards
rules of the Securities and Exchange        or in lieu  of any  other  right  to
Commission.                                 payment by the Corporation  shall be
                                            the fair market value (as determined
SECTION 11. UNFUNDED STATUS OF PLAN.        by the  Committee)  of shares at the
                                            date  such  substitute   Awards  are
The Plan is intended  to  constitute        granted or shall be such fair market
an "unfunded" plan for incentive and        value at the date reduced to reflect
deferred compensation.  With respect        the fair market value (as determined
to any  payments  not yet made to an        by the  Committee)  of the Awards or
Awardee by the Corporation,  nothing        other  right to payment  required to
contained herein shall give any such        be  surrendered  by the Awardee as a
Awardee  any rights that are greater        condition    to   receipt   of   the
than those of a general  creditor of        substitute Award. The exercise price
the  Corporation.  The Committee may        of any option or the purchase  price
authorize  the creation of trusts or        of any  other  Stock-based  Award in
other   arrangements   to  meet  the        the  nature  of  a  purchase   right
obligations  created  under the Plan        retroactively granted in tandem with
to deliver Stock or payments in lieu        outstanding  Awards  shall be either
of  or  with   respect   to   Awards        the fair  market  value of shares at
hereunder;  provided,  however, that        the date of grant of later Awards or
the  existence  of  such  trusts  or        the fair market value (as determined
other   arrangements  is  consistent        by the  Committee)  of shares at the
with  the  unfunded  status  of  the        date of grant of earlier Awards.
Plan.

   (d) Nothing contained in the Plan       income  tax  purposes,  pay  to  the
shall   prevent   the   Board   from       Corporation,  or  make  arrangements
adopting    other   or    additional       satisfactory    to   the   Committee
compensation  arrangements,  subject       regarding   payment   of,  any  U.S.
to  stockholder   approval  if  such       Federal,  state,  local  or  foreign
approval  is   required;   and  such       taxes of any kind required by law to
arrangements may be either generally       be  withheld  with  respect  to  the
applicable  or  applicable  only  in       Stock  subject to such Award and the
specific cases.                            Corporation  and  its   subsidiaries
                                           shall,  to the extent  permitted  by
   (e) The maximum  number of shares       law,  have the right to  deduct  any
that may be granted in any  calendar       such taxes  from any  payment of any
year to any  Awardee  from all types       kind  otherwise  due to the Awardee.
of Awards under Sections 5 through 8       Anything  contained  herein  to  the
is one  million  shares,  subject to       contrary    notwithstanding,     the
adjustment as provided in Section 3.       Committee may  authorize  acceptance
                                           of Stock received in connection with
SECTION 13. TAXES.                         the Award or option  being  taxed or
                                           otherwise   previously  acquired  in
   (a)  If  any   Awardee   properly       satisfaction      of     withholding
elects, within thirty days following       requirements.
the   date  on  which  an  Award  is
granted,  to include in gross income          (c)  If   and   to   the   extent
for Federal  income tax  purposes an       authorized  by  the  Committee,  the
amount  equal  to  the  fair  market       Corporation    or    any    of   its
value  (on the  date of grant of the       subsidiaries   are   authorized   to
Award) of the Stock  subject  to the       withhold  from any  distribution  of
Award,   such  Awardee   shall  make       Stock  relating to any Award granted
arrangements   satisfactory  to  the       under the Plan, or to receive shares
committee to pay to the Corporation,       from  the  Awardee,  and to pay  the
in  the  calendar  quarter  of  such       value   of   such   Stock   to   the
Award, any Federal,  state, or local       appropriate  taxing  authority,   in
taxes  required to be withheld  with       order to satisfy  obligations of the
respect  to  such  shares.  If  such       Awardee  for  the  payment  of  U.S.
Awardee  shall fail to make such tax       Federal,  state,  local  or  foreign
payments   as  are   required,   the       taxes of any kind in connection with
Corporation  and  its   subsidiaries       such   Award   (including   but  not
shall,  to the extent  permitted  by       necessarily   limited   to   amounts
law,  have the right to  deduct  any       required   to  be  withheld  by  the
such taxes  from any  payment of any       Corporation).
kind otherwise due to the Awardee.
                                           SECTION  14.  EFFECTIVE  DATE OF THE
   (b) Any  Awardee  who does not or       PLAN.
cannot make the  election  described
in paragraph  (a) of this Section 13          The Plan  shall be  effective  on
with respect to an Award,  shall, no       the date it is  approved by the vote
later  than the date as of which the       of the  holders of a majority of all
value  of the  Award  first  becomes       outstanding  shares of Common  Stock
includible  in the  gross  income of       entitled to vote thereon.
the Awardee  for Federal
                                           SECTION 15. TERM OF PLAN.

                                              No   Awards   shall  be   granted
                                           pursuant to the Plan after April 15,
                                           2001, but Awards theretofore granted
                                           may extend beyond that date.

[LOGO]  Bankers Trust
        New York Corporation


Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders--April 15, 1997

     FRANK N. NEWMAN and GEORGE J. VOJTA (collectively, the "Proxies"), or either of them, with full power of substitution, are hereby appointed proxies to vote all shares of stock of Bankers Trust New York Corporation (the "Corporation") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at One Bankers Trust Plaza (130 Liberty Street), New York, New York, April 15, 1997, at 3:00 P.M., or
adjournments   thereof,  with  all  powers  the  undersigned  would  possess  if personally present, for the election of directors, and on each of the other matters described in the Proxy Statement, hereby revoking any proxy heretofore given.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4, 5 AND 6.

     In their discretion, the Proxies, or either of them, are authorized to vote upon such other business as may come properly before the meeting.

Please mark and date the proxy and sign your name on the reverse side.

                    (Continued, and to be dated and signed, on the reverse side)

                       BANKERS TRUST NEW YORK CORPORATION
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

This proxy, when properly executed, will be voted in the manner described herein. If no direction is made, this proxy will be voted FOR the election of directors and FOR items 2 and 3 and AGAINST items 4, 5 and 6.

The Board of Directors Recommends a Vote FOR items 1, 2 and 3.
1. ELECTION OF DIRECTORS:
   George B. Beitzel, Phillip A. Griffiths, William R. Howell,
   Vernon E. Jordan, Jr., Hamish Maxwell, Frank N. Newman, N.J. Nicholas Jr., Russell E. Palmer, Donald L. Staheli, Patricia Carry Stewart, George J. Vojta and Paul A. Volcker.

                    `                            FOR ALL
                         FOR       WITHHOLD      EXCEPT*
                         / /         / /           / /

-------------------------------------------------
*(Except nominee(s) written above.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS AS TO

2. Ratification of the Appointment of the Independent Auditor.

               FOR        AGAINST        ABSTAIN
               / /          / /            / /

3. Approval of the 1997 Stock Option and Stock Award Plan.

               / /          / /             / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE PROPOSALS AS TO

4. Term Limits for Board Members.

               FOR        AGAINST        ABSTAIN
               / /          / /            / /

5. Cumulative Voting.

               / /          / /            / /

6. Any Merger of the Corporation or its Subsidiaries.

SIGNATURE(S) SHOULD CONFORM EXACTLY WITH NAME(S) SHOWN ABOVE. IF SIGNING FOR ESTATE, TRUST, CORPORATION OR PARTNERSHIP, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY EACH JOINT HOLDER SHOULD SIGN.

                         ______________________________________________________
                         SIGNATURE
                         ______________________________________________________
                         SIGNATURE
                         ______________________________________________________
                         DATE

--------------------------------------------------------------------------------

                                   DETACH HERE

                                    IMPORTANT
                                  THIS IS YOUR
                                   PROXY CARD

                PLEASE SIGN AND RETURN YOUR PROXY CARD PROMPTLY.


                              [LOGO]  Bankers Trust
                                      New York Corporation